PROFESSIONALLY MANAGED PORTFOLIOS

Hodges FUND

Hodges Small Cap fund

Hodges small intrinsic value fund

Hodges blue chip equity income fund

2905 Maple Avenue

Dallas, Texas 75201

July 14, 2023

Dear Shareholder:

On behalf of the Board of Trustees of Professionally Managed Portfolios (“PMP”), we invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund (each a “Target Fund” and together the “Target Funds”), each a series of PMP, on August 30, 2023, at the offices of Hodges Capital Management, Inc. (the Adviser”), 2905 Maple Avenue, Dallas, Texas 75201, and virtually via conference call at 10:00 a.m. Central Time.

We intend to hold the Special Meeting in person and virtually via conference call. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement”), Hodges Capital Management, Inc., the investment adviser to each of the Target Funds, has determined that it would like to transfer the Target Funds’ servicing arrangements to service providers within the Northern Lights Fund Trust II (“NLFT II”) complex. As a result, they have asked the Board of PMP (the “PMP Board”), and the PMP Board has agreed subject to approval by the shareholders of the Target Funds, to reorganize the Target Funds into NLFT II. At the Special Meeting, the shareholders of each Target Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the respective Target Fund into a corresponding new series (each an “Acquiring Fund,” together, the “Acquiring Funds”), of NLFT II (each a “Reorganization” and together the “Reorganizations”). Each Reorganization would occur by transferring all the assets and liabilities of the respective Target Fund to its corresponding Acquiring Fund. If shareholders approve the Plan for your Target Fund, on the closing date of the Reorganization, your Target Fund shares will be exchanged for shares of the corresponding Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund. Importantly, approval of the Reorganization will not result in any increase in shareholder fees or expenses, nor any changes to the investment adviser and portfolio management team.

The approval of a Target Fund’s Reorganization is not contingent upon the approval of any other Target Fund’s Reorganization. Therefore, if shareholders of a Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding Acquiring Fund and the PMP Board will consider what further actions to take, if any. with respect to that Target Fund, which may include the continued solicitation of proxies for the Reorganization or the continuation of the Fund with the PMP structure.

Each Reorganization is intended to qualify as a tax-free organization for U.S. federal tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Target Fund at the time of the Reorganization. Shares will be exchanges as follows:

Professionally Managed Portfolios (Target Funds)		Northern Lights Fund Trust II (Acquiring Funds)
Hodges Fund	à	Hodges Fund
Retail Class Shares	à	Retail Class Shares

Hodges Small Cap Fund	à	Hodges Small Cap Fund
Retail Class Shares	à	Retail Class Shares
Institutional Class Shares	à	Institutional Class Shares

Hodges Small Intrinsic Value Fund	à	Hodges Small Intrinsic Value Fund
Retail Class Shares	à	Retail Class Shares

Hodges Blue Chip Equity Income Fund	à	Hodges Blue Chip Equity Income Fund
Retail Class Shares	à	Retail Class Shares

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YOUR VOTE IS IMPORTANT.

The Board of Trustees of Professionally Managed Portfolios believes that the proposed Reorganizations are in the best interests of Target Funds’ shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganizations with respect to the Target Fund.

You can vote in one of four ways:

●	By mail with the enclosed proxy card;

●	By internet through the website listed in the proxy voting instructions;

●	By automated touch tone using the toll-free number listed in the proxy voting instructions; or

●	At the special in-person shareholder meeting on August 30, 2023.

If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.

Thank you for your consideration of these proposals. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote.

Thank you for your response and for your continued investment in the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund.

Respectfully,

Craig Hodges

Portfolio Manager for Hodges Fund, Hodges Small Cap Fund,
Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund

PROFESSIONALLY MANAGED PORTFOLIOS

Hodges FUND

Hodges Small Cap fund

Hodges small intrinsic value fund

Hodges blue chip equity income fund

2905 Maple Avenue

Dallas, Texas 75201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 30, 2023

To the Shareholders of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund (the “Target Funds”), each a series of Professionally Managed Portfolios, is to be held August 30, 2023, at the offices of Hodges Capital Management, Inc. (the “Adviser”), 2905 Maple Avenue, Dallas, Texas 75201, and virtually via conference call at 10:00 a.m. Central Time.

We intend to hold the Special Meeting in person and virtually via conference call. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

At the Special Meeting, you and the other shareholders of each Target Fund will be asked to consider and vote on the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of each of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund, each a series of Professionally Managed Portfolios (each a “Target Fund” and together the “Target Funds”) to its corresponding Acquiring Fund, each a newly created series of Northern Lights Fund Trust II (each an “Acquiring Fund” and together the “Acquiring Funds”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (c) each Acquiring Fund’s assumption of all of the liabilities of the respective Target Fund, followed by (ii) the liquidating distribution by each Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the respective Target Fund (each a “Reorganization” and together the “Reorganizations”).and

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Funds as of the close of business on July 7, 2023, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the chairman of the Special Meeting, with the approval of the majority of shareholders present, may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://vote.proxyonline.com/hodgesfunds/docs/special2023.pdf. On this webpage, you also will be able to access the Target Funds’ prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all the important information contained in the proxy materials before voting.

By order of the Board of Trustees of Professionally Managed Portfolios,

Sincerely,

Carl Gee

Secretary

Professionally Managed Portfolios

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 30, 2023, or any adjournment or postponement thereof. This Notice and Combined Prospectus/Proxy Statement are available on the internet at https://vote.proxyonline.com/hodgesfunds/docs/special2023.pdf. On this website, you will be able to access this Notice, the Combined Prospectus/Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Proxy Statement.

Q.	What is happening?

A.	At a May 18-19, 2023 Board meeting, the Board of Trustees of Professionally Managed Portfolios (“PMP”) (the “PMP Board”), approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) regarding each of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund (each a “Target Fund” and together, the “Target Funds”), each a series of PMP, to reorganize into the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund, respectively, each a newly created series of Northern Lights Fund Trust II (“NLFT II”) (each an Acquiring Fund and together, the “Acquiring Funds”) (each a “Reorganization” and together, the “Reorganizations”). The Acquiring Funds are each new series of NLFT II that were created specifically for the purpose of acquiring the assets and liabilities of their respective Target Fund. The Reorganization Agreement requires approval by the shareholders of the Target Funds, and if approved, the Reorganizations are expected to close on or around the close of business on September 22, 2023, or such other date as the parties may agree (the “Closing Date”).

Q.	What is this document and why did we send it to you?

A.	The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Target Funds and a prospectus for the Acquiring Funds. (The Target Funds and the Acquiring Funds may each be referred to as a “Fund,” or, together, the “Funds”). Included with this Proxy Statement is a Proxy Ballot for each Target Fund. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

Because you, as a shareholder of one or more of the Target Funds as of the Record Date of July 7, 2023, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of one or more of the Acquiring Funds, this Proxy Statement also serves as a prospectus for the Acquiring Funds.

The Proxy Statement contains information that you should know before voting on the Reorganization, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

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Q.	Why are the Reorganizations being proposed?

A.	Hodges Capital Management, Inc., the investment adviser to each of the Target Funds, has determined that it would like to transfer the Target Funds’ servicing arrangements to service providers within the NLFT II complex. As a result, they have asked the PMP Board, and the PMP Board has agreed subject to approval by the shareholders of the Target Funds, to reorganize the Target Funds into NLFT II. The proposed Reorganizations will effect the transition of the Target Funds from PMP to NFLT II. Hodges Capital Management, Inc will continue to serve as investment adviser to the Acquiring Funds, the same investment personnel will continue to be responsible for day-to-day management of the Funds and there are not intended to be any material changes to the Funds’ investment objectives, principal investment strategies or policies.

Q.	How will the Reorganizations work?

A.	The Reorganization Agreement provides for: (1) the reorganization of all of the assets of each Target Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (as shown below), and the assumption by each Acquiring Fund of all of the liabilities of the corresponding Target Fund, and (2) the distribution of the shares of each Acquiring Fund pro rata to the shareholders of the corresponding Target Fund in complete liquidation and termination of the Target Funds.

Professionally Managed Portfolios (Target Funds)		Northern Lights Fund Trust II (Acquiring Funds)
Hodges Fund	à	Hodges Fund
Retail Class Shares	à	Retail Class Shares

Hodges Small Cap Fund	à	Hodges Small Cap Fund
Retail Class Shares	à	Retail Class Shares
Institutional Class Shares	à	Institutional Class Shares

Hodges Small Intrinsic Value Fund	à	Hodges Small Intrinsic Value Fund
Retail Class Shares	à	Retail Class Shares

Hodges Blue Chip Equity Income Fund	à	Hodges Blue Chip Equity Income Fund
Retail Class Shares	à	Retail Class Shares

If shareholders of the Target Funds approve the Reorganizations, each owner of Retail Class Shares and Institutional Class Shares of the Target Funds will become a shareholder of the Retail Class Shares and Institutional Class Shares, respectively, of the corresponding Acquiring Fund. Each shareholder of the Target Funds will hold, immediately after the close of the Reorganizations (the “Closing”), shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder on the Closing Date. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of Proposal 1. If the Plan is approved by shareholders of the Target Funds at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganizations are expected to be effective on or about the close of business September 22, 2023.

Q.	Are the investment objectives and strategies of the Acquiring Funds different from those of the Target Funds?

A.	No, the investment objective and investment strategies of each Acquiring Fund will be identical to that of the corresponding Target Fund.

Q.	How will management of the Acquiring Funds differ from the management of the Target Funds as a result of the Reorganization?

A.	No, Hodges Capital Management, investment adviser to each of the Target Funds, will serve as investment adviser to the Acquiring Funds, and it is not anticipated that the Reorganization will result in any change to the personnel responsible for day-to-day management of the Funds.

Q.	Will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Funds?

A.	While “other expenses” for the Acquiring Hodges Small Intrinsic Value Fund and Acquiring Hodges Blue Chip Equity Income Fund are higher than the “other expenses” for the Target Hodges Small Intrinsic Value Fund and Target Hodges Blue Chip Equity Income Fund, The fees and expenses you pay as a shareholder of a Target Fund are expected to be the same after you become a shareholder of the corresponding Acquiring Fund as the Adviser has agreed to cap expenses for the Acquiring Funds at the same levels as its corresponding Target Fund for a period of at least two years following the Reorganization. There is no guarantee that this cap will be extended past the two years.

Q.	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Funds?

A.	Although the number of shares of each Acquiring Fund you receive may differ slightly from the number of Target Funds shares you hold, in exchange for your shares of the corresponding Target Fund, you will receive shares of the corresponding Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganizations.

Q.	Will there be changes to the Board of Trustees and service providers for the Acquiring Funds?

A.	Yes, PMP and NLFT II have different Boards of Trustees, legal counsel, administrators, fund accountants, transfer agents and distributors as set forth in the table below.

	Target Funds	Acquiring Funds
Administrator	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors, LLC	Northern Lights Distributors, LLC
Auditor	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Legal Counsel	Sullivan & Worcester LLP	Alston & Bird LLP

Q.	Who is paying for expenses related to the Special Meeting and the Reorganizations?

A.	None of the Target Funds, the Acquiring Fund, or their shareholders will pay any expenses related to the Reorganizations. Hodges Capital Management will bear all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials. Hodges Capital Management will not seek reimbursement from the Funds for the expenses paid relating to the Reorganizations. The solicitation of proxies is estimated to cost approximately $87,856 to $105,963.

Q.	Will the Reorganization result in any taxes?

A.	Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. Accordingly, it is expected that the Target Funds will not recognize any gains or losses as a direct result of the transfer of all of their respective assets and liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of the liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganizations. At any time up to and including the last business day before the Reorganizations, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes. For more detailed information about the tax consequences of the Reorganizations, please refer to the “Federal Income Tax Consequences of the Reorganization” section below. Shareholders of each Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Q.	Will my basis change as a result of the Reorganizations?

A.	No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganizations will be the same as the basis of your Target Funds shares you held immediately before the Reorganizations.

Q.	Will the Reorganizations affect my ability to buy and sell shares?

A.	No. You may continue to make additional purchases or sales of each Target Fund shares either directly through the Transfer Agent or through your financial intermediary up to and including the business day prior to the Reorganization, which are anticipated to be on or about the close of business on September 22, 2023. Any purchases or sales of Target Funds shares made after the Reorganizations will be purchases or sales of the corresponding Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to the corresponding Acquiring Fund shares.

Q.	Will I be charged a commission or other fee as a result of the Reorganizations?

A.	No, there will not be any commission or other transactional fees imposed on shareholders in connection with the Reorganizations.

Q.	What will happen if the Plan is not approved by shareholders?

A.	If the proposal for the Reorganizations is not approved by shareholders, the Target Funds will continue operating as series of PMP, and the PMP Board will consider alternatives for the Target Funds including the continued solicitation of proxies for the Reorganization or the continuation of the Fund with the PMP structure. The merger of each Target Fund into its corresponding Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of each Reorganization are not contingent on shareholder approval and consummation of any other Reorganization.

Q.	Why do I need to vote?

A.	Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Q.	How do I cast my vote?

A.	You may vote by attending the Special Meeting in-person. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Q.	May I revoke my proxy?

A.	Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined Prospectus/Proxy Statement. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q.	What does the PMP Board recommend that I vote?

A.	The Proposals have been carefully reviewed by the PMP Board, who unanimously recommend that shareholders vote “FOR” Proposal 1.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Target Funds at (toll-free) 1-888-878-4426 or on the Target Funds’ website https://hodgescapital.com/mutual-funds. You may also contact the Acquiring Fund (toll-free) at 1-866-811-0224.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to PMP in validating your vote if you fail to sign your proxy card properly.

●	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

●	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

●	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

●	ABC Corp.	ABC Corp.

●	ABC Corp.	John Doe, Treasurer

●	ABC Corp	John Doe
c/o John Doe, Treasurer

●	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

●	ABC Trust	Jane B. Doe, Trustee

●	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

●	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA

●	Estate of John B. Smith	John B. Smith, Jr. Executor

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COMBINED PROSPECTUS/PROXY STATEMENT

July 14, 2023

FOR THE REORGANIZATION OF

Hodges Fund

Hodges Small Cap Fund

Hodges Small Intrinsic Value Fund

Hodges Blue Chip Equity Income Fund

(each a series of Professionally Managed Portfolios)

U.S. Bank,

National Association 1555 North River Center Drive,

Milwaukee, WI 53212

(414) 905-5010

INto

Hodges Fund

Hodges Small Cap Fund

Hodges Small Intrinsic Value Fund

Hodges Blue Chip Equity Income Fund
(each a series of Northern Lights Fund Trust II)

c/o Ultimus Fund Solutions, LLC,

4221 North 203rd Street, Suite 100,

Elkhorn, Nebraska 68022-3474

1-855-936-3863

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Professionally Managed Portfolios (“PMP”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund, each a series of PMP (each a “Target Fund” and together, the “Target Funds”), on August 30, 2023 at the offices of Hodges Capital Management, Inc.(the “Adviser”), 2905 Maple Avenue, Dallas, Texas 75201, and virtually via conference call at 10:00 a.m. Central Time.

At the Special Meeting, shareholders of the Target Funds will be asked to consider and vote on the following proposals (the “Proposal”):

1.	To approve an Agreement and Plan of Reorganization (the “Plan”), providing for (i) the transfer of all of the assets of each of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund, each a series of Professionally Managed Portfolios (each a “Target Fund” and together the “Target Funds”) to its corresponding Acquiring Fund, each a newly created series of Northern Lights Fund Trust II (each an “Acquiring Fund” and together the “Acquiring Funds”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (c) each Acquiring Fund’s assumption of all of the liabilities of the respective Target Fund, followed by (ii) the liquidating distribution by each Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the respective Target Fund (each a “Reorganization” and together the “Reorganizations”).

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Proposals have been carefully reviewed by the PMP Board, who unanimously recommend that shareholders vote “FOR” Proposal 1.

The Reorganization Agreement provides for: (1) the transfer of all of the assets of each Target Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (as shown below), and the assumption by each Acquiring Fund of all of the liabilities of the corresponding Target Fund, and (2) the distribution of the shares of each Acquiring Fund pro rata to the shareholders of the corresponding Target Fund in complete liquidation and termination of the Target Funds. After the Reorganizations, shareholders will no longer be shareholders of the Target Fund, but will become shareholders of the Acquiring Fund.

Shares will be exchanged as follows:

Professionally Managed Portfolios (Target Funds)		Northern Lights Fund Trust II (Acquiring Funds)
Hodges Fund	à	Hodges Fund
Retail Class Shares	à	Retail Class Shares

Hodges Small Cap Fund	à	Hodges Small Cap Fund
Retail Class Shares	à	Retail Class Shares
Institutional Class Shares	à	Institutional Class Shares

Hodges Small Intrinsic Value Fund	à	Hodges Small Intrinsic Value Fund
Retail Class Shares	à	Retail Class Shares

Hodges Blue Chip Equity Income Fund	à	Hodges Blue Chip Equity Income Fund
Retail Class Shares	à	Retail Class Shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

This Proxy Statement sets forth concisely the information you should know before voting on the Proposals. You should read it and keep it for future reference.

The following documents containing additional information about the Target Funds and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:

●	the Statement of Additional Information dated July 14, 2023 relating to this Proxy Statement (the “Proxy Statement SAI”);

●	the Prospectus of the Target Funds, dated July 29, 2022, as supplemented (the “Target Funds Prospectus”) (File Nos. 033-12213 and 811-05037);

The following documents containing additional information about the Target Funds, each having been filed with the SEC and available:

●	the Statement of Additional Information of the Target Funds, dated July 29, 2022, as supplemented (the “Target Funds’ SAI”) (File Nos. 033-12213 and 811-05037); and

●	the Annual Report for the Target Funds for the fiscal year ended March 31, 2023 (the “Target Funds Annual Report”) (File No. 811-05037); and

This Proxy Statement will be mailed on or about July 20, 2023 to shareholders of record of the Target Funds as of July 7, 2023.

Each Target Fund is a registered open-end management investment company. The Target Funds’ Prospectus and Annual Report have previously been delivered to the Target Funds’ shareholders. Additional information about the Acquiring Funds that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Funds are newly organized and currently have no assets or liabilities. Each Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganizations for the purpose of acquiring the assets and liabilities of the corresponding Target Fund. The Acquiring Funds will not commence operations until the date of the Reorganizations.

Copies of these documents are available without charge and can be obtained for the Target Funds by visiting the website https://hodgescapital.com/mutual-funds or calling (toll-free) 1-888-878-4426, or for the Acquiring Fund by calling (toll free 866-811-0224.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1 - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

Hodges Capital Management, Inc., the investment adviser to each of the Target Funds (“Hodges”), has determined that it would like to transfer the Target Funds’ servicing arrangements to service providers within the Northern Lights Fund Trust II (“NLFT II”) complex. As a result, they have asked the Board of PMP (the “PMP Board”), and the PMP Board has agreed subject to approval by the shareholders of the Target Funds, to reorganize the Target Funds into NLFT II. The PMP Board, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), therefore recommends that shareholders of each Target Fund approve the Plan, pursuant to which each Target Fund will reorganize into a corresponding Acquiring Fund and each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund. A form of the Plan is attached to this Proxy Statement as Appendix A. The PMP Board considered the Reorganizations at a meeting held on May 18-19, 2023. The PMP Board evaluated the terms of the Plan, and other relevant information presented in advance of and at the meeting, and in light of its fiduciary duties under federal and state law, the PMP Board, including all of the Trustees who are not “interested persons” of PMP under the 1940 Act, determined that, in light of Hodges desire to transfer the Target Funds’ servicing arrangement, the each Reorganization is (1) in the best interests of each Target Fund and its shareholders and (2) that participation in the Reorganization will not dilute the interests of the existing shareholders of each Target Fund. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the PMP Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

To reorganize each Target Fund into a corresponding series of Northern Lights Fund Trust II (“NLFT II”), funds with the same investment objective and principal investment strategies as the corresponding Target Fund - the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund – have been created as new series of NLFT II. If the shareholders of the Target Funds approve the Plan, the Reorganizations will have these primary steps:

●	All of the assets of each Target Fund will be transferred to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the corresponding Target Fund’s liabilities;

●	Immediately after the transfer of each Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the corresponding Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the corresponding Target Fund; and

●	The Target Funds will be liquidated and terminated.

Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the corresponding Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to the corresponding Target Fund shareholders, and the liquidation and termination of the Target Fund. Each Target Fund will be the accounting survivor after the Reorganizations. As a result of the Reorganizations, existing shareholders of the Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganizations. No commission or other transaction fees will be charged to the Target Funds’ shareholders in connection with the Reorganizations.

Each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, each Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of its liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the corresponding Acquiring Fund in connection with the Reorganization. Each Reorganization will not take place unless NLFT II and PMP receive an opinion from tax counsel to NLFT II confirming such tax treatment, which receipt is a non-waivable condition of the Reorganization.

EFFECT OF THE REORGANIZATIONS

The primary purpose of the Reorganizations is to change the servicing arrangements of the Target Funds by moving each Target Fund from being a series of PMP to the corresponding Acquiring Fund where it will be a series of NLFT II. Each Acquiring Fund will continue to have the same portfolio managers responsible for day to day management of the investment portfolio and there will be no changes to investment objectives, principal investment strategies and fundamental policies. The primary difference between the Target Funds and the Acquiring Funds is that they have different service providers for certain services and are overseen by a different board of trustees.

Certain basic information about each Target Fund and Acquiring Fund is provided in the table below. The Target Funds and Acquiring Funds are sometimes referred to together as the “Funds.”

	Hodges Fund Target Fund	Hodges Fund Acquiring Fund
Identity of Fund	A series of Professionally Managed Portfolios (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	Retail Class: HDPMX	Same following the Reorganization
Diversification Status	Diversified	Same

	Hodges Small Cap Fund Target Fund	Hodges Small Cap Fund Acquiring Fund
Identity of Fund	A series of Professionally Managed Portfolios (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	Retail Class: HDPSX Institutional Class: HDSIX	Same following the Reorganization
Diversification Status	Diversified	Same

	Hodges Small Intrinsic Value Fund Target Fund	Hodges Small Intrinsic Value Fund Acquiring Fund
Identity of Fund	A series of Professionally Managed Portfolios (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	Retail Class: HDSVX	Same following the Reorganization
Diversification Status	Diversified	Same

	Hodges Blue Chip Equity Income Fund Target Fund	Hodges Blue Chip Equity Fund Acquiring Fund
Identity of Fund	A series of Professionally Managed Portfolios (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	Retail Class: HDPBX	Same following the Reorganization
Diversification Status	Diversified	Same

Each Target Fund currently operates on a fiscal year ending March 31. Following the Reorganizations, the Acquiring Funds will assume the financial history of the Target Funds and continue to retain its fiscal year. Professionally Managed Portfolios is organized as a Massachusetts business trust, NLFT II is organized as a Delaware statutory trust. As further described below, there are no material differences in shareholder rights between the two states of organization.

After the Reorganizations, there will no change in the management of the Funds as currently in place. The investment objectives and investment strategies of each Acquiring Fund will be the same as that of the corresponding Target Fund. The principal investment risks of each Acquiring Fund will also be materially identical to those of the corresponding Target Fund.

The fees and expenses you pay as a shareholder of each Target Fund is expected to be the same after you become a shareholder of the corresponding Acquiring Fund.

Shareholders will continue to be able to make additional purchases or sales of the Target Funds’ shares through their financial intermediary up to and including the business day prior to the Reorganizations. If the Reorganizations are approved, shares of each Target Fund will automatically be converted to shares of the corresponding Acquiring Fund.

SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy, hold, and sell shares of the Target Funds and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the corresponding Acquiring Fund after giving effect to the Reorganization. These tables and the following Examples do not include any brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares pursuant to the terms of their individual account agreements with such financial intermediaries. Expenses for each Target Fund are based on operating expenses of the Target Fund for the fiscal year ended March 31, 2023. Expenses for each Acquiring Fund are pro forma operating expenses based on the corresponding Target Fund for the same period, assuming the Reorganization had occurred prior to the start of the period and includes restatements to reflect current fees.

Hodges Fund

	Hodges Fund Target Fund (Current)	Hodges Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	Retail Class	Retail Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses(1) (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses(2)	0.27%	0.25%
Total Annual Fund Operating Expenses	1.37%	1.35%
Fee Waivers and/or Expense Reimbursements(3),(4)	(0.19)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3),(4)	1.18%(3)	1.18%(4)

(1)	Annual Fund Operating Expenses have been restated to reflect current fees.
(2)	Other Expenses for the Acquiring Hodges Fund are based on estimated amounts for the current fiscal year with the Acquiring Hodges Fund’s anticipated service providers
(3)	Hodges Capital Management, Inc. (the “Adviser”) has contractually agreed to reduce its fees and pay the Target Hodges Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Target Hodges Fund to 0.93% of the Target Hodges Fund’s average net assets (the “Target Hodges Fund Expense Cap”). The Target Hodges Fund Expense Cap will remain in effect until July 31, 2023. The agreement may be terminated at any time by the PMP Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the PMP Board. The Adviser is permitted, with PMP Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Target Hodges Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Target Hodges Expense Cap in place at the time of waiver or at the time of reimbursement.
(4)	The Adviser has contractually agreed to reduce its fees and pay the Acquiring Hodges Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Acquiring Hodges Fund to 0.93% of the Acquiring Hodges Fund’s average net assets (the “Acquiring Hodges Fund Expense Cap”). The Acquiring Hodges Fund Expense Cap will remain in effect until September 30, 2025. The agreement may be terminated at any time by the NLFT II Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the PMP Board. The Adviser is permitted, with NLFT II Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Hodges Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Acquiring Hodges Expense Cap in place at the time of waiver or at the time of reimbursement.

Hodges Small Cap Fund

	Hodges Small Cap Fund Target Fund (Current)		Hodges Small Cap Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class	Retail Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Retail Class shares and within 60 days of purchase for Institutional Class shares)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses(1) (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.25%	0.00%
Other Expenses(2)	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.40%	1.15%	1.40%	1.15%
Fee Waivers and/or Expense Reimbursements(3),(4)	(0.0)%	(0.0)%	(0.0)%	(0.0)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3),(4)	1.40%(3)	1.15%(3)	1.40%(4)	1.15%(4)

(1)	Annual Fund Operating Expenses have been restated to reflect current fees.
(2)	Other Expenses for the Acquiring Small Cap Fund are based on estimated amounts for the current fiscal year with the Acquiring Small Fund’s anticipated service providers. Other Expenses for the Acquiring Fund include 0.01% in recouped fees previously waived under the Target Small Cap Fund’s operating expense limitation agreement.
(3)	The Adviser has contractually agreed to reduce its fees and pay the Target Small Cap Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Target Small Cap Fund to 1.15% of the Target Small Cap Fund’s average net assets (the “Target Small Cap Fund Expense Cap”). The Target Small Cap Fund Expense Cap will remain in effect until July 31, 2023. The agreement may be terminated at any time by the PMP Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the PMP Board. The Adviser is permitted, with PMP Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Target Small Cap Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Target Small Cap Fund Expense Cap in place at the time of waiver or at the time of reimbursement.
(4)	The Adviser has contractually agreed to reduce its fees and pay the Acquiring Small Cap Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Acquiring Small Cap Fund to 1.15% of the Acquiring Small Cap Fund’s average net assets (the “Acquiring Small Cap Fund Expense Cap”). The Acquiring Small Cap Fund Expense Cap will remain in effect until September 30, 2025. The agreement may be terminated at any time by the NLFT II Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the PMP Board. The Adviser is permitted, with NLFT II Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Small Cap Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Acquiring Small Cap Fund Expense Cap in place at the time of waiver or at the time of reimbursement.

Hodges Small Intrinsic Value Fund

	Hodges Small Intrinsic Value Fund Target Fund (Current)	Hodges Small Intrinsic Value Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	Retail Class	Retail Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses(1) (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses(2)	0.68%	0.77%
Total Annual Fund Operating Expenses	1.78%	1.87%
Fee Waivers and/or Expense Reimbursements(3),(4)	(0.49)%	(0.58)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3),(4)	1.29%(3)	1.29%(4)

(1)	Annual Fund Operating Expenses have been restated to reflect current fees.
(2)	Other Expenses for the Acquiring Small Intrinsic Value Fund are based on estimated amounts for the current fiscal year with the Acquiring Small Intrinsic Value Fund’s anticipated service providers
(3)	The Adviser has contractually agreed to reduce its fees and pay the Target Small Intrinsic Value Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Target Small Intrinsic Value Fund to 1.04% of the Target Small Intrinsic Value Fund’s average net assets (the “Target Small Intrinsic Value Fund Expense Cap”). The Target Small Intrinsic Value Fund Expense Cap will remain in effect until July 31, 2023. The agreement may be terminated at any time by the PMP Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the PMP Board. The Adviser is permitted, with PMP Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Target Small Intrinsic Value Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Target Small Intrinsic Value Expense Cap in place at the time of waiver or at the time of reimbursement.
(4)	The Adviser has contractually agreed to reduce its fees and pay the Acquiring Small Intrinsic Value Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Acquiring Small Intrinsic Value Fund to 1.04% of the Acquiring Small Intrinsic Value Fund’s average net assets (the “Acquiring Small Intrinsic Value Fund Expense Cap”). The Acquiring Small Intrinsic Value Fund Expense Cap will remain in effect until September 30, 2025. The agreement may be terminated at any time by the PMP Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the NLFT II Board. The Adviser is permitted, with NLFT II Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Small Intrinsic Value Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Acquiring Small Intrinsic Value Expense Cap in place at the time of waiver or at the time of reimbursement.

Hodges Blue Chip Equity Income Fund

	Hodges Blue Chip Equity Income Fund Target Fund (Current)	Hodges Blue Chip Equity Income Fund Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	Retail Class	Retail Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses(1) (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses(2)	0.64%	0.68%
Total Annual Fund Operating Expenses	1.54%	1.58%
Fee Waivers and/or Expense Reimbursements(3),(4)	(0.24)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3),(4)	1.30%(3)	1.30%(4)

(1)	Annual Fund Operating Expenses have been restated to reflect current fees.
(2)	Other Expenses for the Acquiring Blue Chip Equity Income Fund are based on estimated amounts for the current fiscal year with the Acquiring Blue Chip Equity Income Fund’s anticipated service providers
(3)	The Adviser has contractually agreed to reduce its fees and pay the Target Blue Chip Equity Income Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Target Blue Chip Equity Income Fund to 1.05% of the Target Blue Chip Equity Income Fund’s average net assets (the “Target Blue Chip Equity Income Fund Expense Cap”). The Target Blue Chip Equity Income Fund Expense Cap will remain in effect until July 31, 2023. The agreement may be terminated at any time by the PMP Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the PMP Board. The Adviser is permitted, with PMP Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Target Blue Chip Equity Income Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Target Blue Chip Equity Income Expense Cap in place at the time of waiver or at the time of reimbursement.
(4)	The Adviser has contractually agreed to reduce its fees and pay the Acquiring Blue Chip Equity Income Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Acquiring Blue Chip Equity Income Fund to 1.05% of the Acquiring Blue Chip Equity Income Fund’s average net assets (the “Acquiring Blue Chip Equity Income Fund Expense Cap”). The Acquiring Blue Chip Equity Income Fund Expense Cap will remain in effect until September 30, 2025. The agreement may be terminated at any time by the NLFT II Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the NLFT II Board. The Adviser is permitted, with PMP Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Blue Chip Equity Income Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Acquiring Blue Chip Equity Income Expense Cap in place at the time of waiver or at the time of reimbursement.

Examples

The Examples below are intended to help you compare the cost of investing in shares of each Target Fund with the cost of investing in shares of the corresponding Acquiring Fund after giving effect to the Reorganization. The expenses used in the Examples for each Target Funds are based on operating expenses of the Target Fund for the fiscal year ended March 31, 2023. The expenses used in the Example for the Acquiring Funds are pro forma operating expenses of each Acquiring Fund for the fiscal year ended March 31, 2023, assuming the Reorganization had occurred prior to the start of the period. The Examples assume that you invest $10,000 in a Fund and then redeem or hold all of your shares at the end of each period. The Examples also assume that your investment has a 5% annual return and that operating expenses remain the same. The Examples takes into account the Expense Cap for each Target Fund which are only reflected through July 31, 2023, and September 30, 2025 for each Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Hodges Fund

	One Year	Three Years	Five Years	Ten Years
Target Funds
Retail Class	$120	$415	$732	$1,630
Acquiring Fund (Pro Forma)
Retail Class	$120	$393	$706	$1,593

Hodges Small Cap Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund
Retail Class	$143	$443	$766	$1,680
Institutional Class	$117	$365	$633	$1,398
Acquiring Fund (Pro Forma)
Retail Class	$143	$443	$766	$1,680
Institutional Class	$117	$365	$633	$1,398

Hodges Small Intrinsic Value Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund
Retail Class	$131	$513	$919	$2,054
Acquiring Fund (Pro Forma)
Retail Class	$131	$472	$900	$2,093

Hodges Blue Chip Equity Income Fund

One Year	Three Years	Five Years	Ten Years
Target Fund
Retail Class	$132	$463	$817	$1,814
Acquiring Fund (Pro Forma)
Retail Class	$132	$443	$806	$1,830

Fund Performance

The Acquiring Funds have no performance history since they will not commence operations until after the closing of the Reorganizations. At that time, each Acquiring Fund will adopt the financial statements and the performance history of the corresponding Target Funds.

The bar charts and the performance tables illustrate the risks and volatility of an investment in Retail Class shares of each Target Fund for the past ten calendar years (or shorter as the case may be) and show how each Target Fund’s average annual total returns for one year, five years, ten years and since inception, before and after taxes, compared with those of the S&P 500 Index for the Hodges Fund, the Russell 2000 Index for the Hodges Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Total Return Index for the Hodges Small Intrinsic Value Fund and the Russell 1000 Index for the Hodges Blue Chip Equity Income Fund, each a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. The following performance information illustrates the risks of investing in each Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s performance compares to that of a broad-based securities market index. Returns and performance below are for Retail Class shares of the Target Funds. In the case of the Target Small Cap Fund, because Retail Class shares of the Target Small Cap Fund has higher expenses than Institutional Class shares of the Target Small Cap Fund, its performance typically would have been lower than that of Institutional Class shares. As always, past performance of each Target Fund (before and after taxes) is not an indication of how it or the corresponding Acquiring Fund will perform in the future. To obtain updated performance information for the Target Funds, please visit https://hodgescapital.com/mutual-funds or call 1-888-925-8428.

Target Hodges Fund
Calendar Year Total Return for Retail Class Shares as of December 31

The Target Hodges Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended March 31, 2023 was 7.60%.

Highest Quarterly Return:	2Q, 2020	54.30%
Lowest Quarterly Return:	1Q, 2020	-44.27%

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Years	Ten Years(1)
Retail Class Shares
Return Before Taxes	-21.80%	1.22%	9.71%
Return After Taxes on Distributions	-21.89%	0.48%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	-12.85%	0.57%	7.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The S&P 500® Index is provided as a measure of general market performance and includes stocks that are different from those considered for purchase by the Fund.

Target Hodges Small Cap Fund
Calendar Year Total Return for Institutional Class Shares as of December 31

The Target Small Cap Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended March 31, 2023 was 4.82%.

Highest Quarterly Return:	2Q, 2020	40.59%
Lowest Quarterly Return:	1Q, 2020	-39.63%

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Years	Ten Years(1)
Retail Class Shares
Return Before Taxes	-12.70%	6.31%	9.27%
Return After Taxes on Distributions	-13.93%	4.36%	7.78%
Return After Taxes on Distributions and Sale of Fund Shares	-6.59%	4.68%	7.34%
Institutional Class Shares
Return Before Taxes	-12.44%	6.58%	9.58%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-20.44%	4.13%	9.01%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

The Russell 2000® Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies. The Russell 2000® Index is provided as a measure of general market performance and includes stocks that are different from those considered for purchase by the Fund.

Target Hodges Small Intrinsic Value Fund
Calendar Year Total Return for Retail Class Shares as of December 31

The Target Small Intrinsic Value Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended March 31, 2023 was 4.22%.

Highest Quarterly Return:	Q2, 2020	40.20%
Lowest Quarterly Return:	Q1, 2020	-46.23%

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Years	Since Inception (12/26/13)
Retail Class Shares
Return Before Taxes	-9.83%	6.75%	7.99%
Return After Taxes on Distributions	-10.48%	5.85%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	-5.42%	5.16%	6.37%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-20.44%	4.13%	6.13%
Russell 2000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	-14.48%	4.13%	5.92%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

The Russell 2000® Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies. The Russell 2000® Index is provided as a measure of general market performance and includes stocks that are different from those considered for purchase by the Fund.

Target Hodges Blue Chip Equity Income Fund

Calendar Year Total Return for Retail Class Shares as of December 31

The Target Blue Chip Equity Income Fund’s year-to-date return as of the most recent calendar quarter ended March 31, 2023 was 6.71%.

Highest Quarterly Return:	2Q, 2020	25.34%
Lowest Quarterly Return:	1Q, 2020	-22.67%

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Year	Ten Year
Retail Class Shares
Return Before Taxes	-11.50%	8.46%	11.74%
Return After Taxes on Distributions	-13.27%	6.53%	9.75%
Return After Taxes on Distributions and Sale of Fund Shares	-5.66%	6.46%	9.26%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	-19.13%	9.13%	12.37%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

The Russell 1000 Index is a subset of the Russell 3000 Index that includes approximately 1,000 of the largest companies in the US equity universe. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. Because the Acquiring Fund is newly organized, no portfolio turnover data is available. During the most recent fiscal, the Target Hodges Fund’s portfolio turnover rate was 74% of the average value of the portfolio, the Target Small Cap Fund’s portfolio turnover rate was 69% of the average value of its portfolio, the Target Small Intrinsic Value Fund’s portfolio turnover rate was 56% of the average value of its portfolio, and the Target Blue Chip Equity Income Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Comparison of Principal Investment Objectives, Strategies, and Policies

The Target Funds and Acquiring Fund have the same investment objective and investment strategies, which are presented below. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval, although there is no present intention to do so.

The Acquiring Fund has been created as a new series of NLFT II solely for the purpose of acquiring the Target Funds’ assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. If the Reorganization is approved, all of the Target Funds’ assets will be transferred to and held by the Acquiring Fund immediately following the Reorganization.

	Hodges Fund Target Fund	Hodges Fund Acquiring Fund
Investment Objective	The Funds seek long-term capital appreciation.	Same.
Principal Investment Strategies	The Hodges Fund invests in common stocks of companies of any size market capitalization- small, medium or large. It will own large, well-established growth companies, as well as, smaller emerging growth companies. The Hodges Fund’s portfolio managers may invest in growth or value companies. In selecting investments, the Advisor can also invest where it is deemed appropriate in companies whose shares are out of favor, but appear to have prospects for above-average growth over an extended period of time. From time to time, the Hodges Fund may engage in short sale transactions with respect to 10% of its net assets. The Hodges Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks or security indices. The Hodges Fund also may sell options and write “covered” put and call options. The Hodges Fund is permitted to invest up to 10% of its net assets in securities futures and options. The Hodges Fund may also invest in moderate growth stocks whose shares offer consistent dividend yields and in the stocks of foreign companies, including those in emerging markets, which are U.S. dollar denominated and traded on a domestic national securities exchange, including ADRs. The Advisor’s investments are typically directed to three main sectors: (a) core-growth type companies, many of which are household names, providing a foundation for long-term growth; (b) momentum-growth holdings, which are companies and industries representing unusual market interest and appreciation potential; and (c) value or contrarian companies that are currently out-of-favor or undiscovered, but that the Advisor believes will be recovering or discovered. The Advisor seeks to buy securities of companies that, in its opinion, are undervalued, reasonably priced and have the potential for continued consistent growth. The Advisor uses fundamental analysis of financial statements to select stocks of issuers that may have strong balance sheets, experienced management, above-average earnings growth potential and stocks that are attractively priced relative to their fundamental economic values. The Advisor also may purchase securities of companies in particular market segments that are currently out-of-favor if, in the Advisor’s opinion, such securities have potential for recovery. This is often referred to as a “contrarian” approach to investing. While economic forecasting and industry sector analysis play a part in the research effort, the Advisor’s stock selection process begins with an individual company. This is often referred to as a bottom-up approach to investing. From a group of companies that meet the Advisor’s standards, the Advisor selects the securities of those companies that it believes have the potential for above average growth of earnings over an extended period of time. Under normal market conditions the Hodges Fund will typically invest in both growth and value stocks that are identified as having attractive upside potential relative to their underlying risk. The Advisor will consider selling a security in the Hodges Fund’s portfolio if that security has become overvalued or has reached its growth potential. In addition, in an attempt to increase the Hodges Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular stock. The Hodges Fund’s portfolio turnover could exceed 100% in a given year. A high portfolio turnover may result in the realization and distribution of capital gains, as well as higher transaction costs. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of March 31, 2023, 20.6% of the Fund’s net assets were invested in securities within the consumer cyclical sector.	Same.

	Hodges Small Cap Fund Target Fund	Hodges Small Cap Fund Acquiring Fund
Investment Objective	The Funds seek long-term capital appreciation.	Same.
Principal Investment Strategies

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of small capitalization (“small cap”) companies. The Small Cap Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Index. As of the last reconstitution date, May 6, 2022, the market capitalization of companies in the Russell 2000® Index ranged from $240.1 million to $6.4 billion. The Advisor seeks to buy securities of companies that it believes are undervalued, under-followed and/or offer above-average growth prospects. The remaining 20% of the Fund’s net assets may be invested in the stocks of micro, mid and/or large capitalization companies, U.S. government securities and other investment companies, including exchange-traded funds (“ETFs”). Although most of the Fund’s securities will be domestic, the Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets, which may include both direct investments and investments in U.S. dollar denominated foreign securities, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) consistent with the Fund’s investment objective. From time to time, the Fund may engage in short sale transactions with respect to 10% of its net assets. The Fund uses a “bottom-up” approach in investing. The Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices. The Fund may also sell options purchased and write “covered” put and call options. The Small Cap Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Advisor considers selling a security in the Small Cap Fund’s portfolio if the Advisor believes that security has become overvalued or has reached its growth potential. In addition, in an attempt to increase the Small Cap Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular security. The Small Cap Fund’s portfolio turnover could exceed 100% in a given year. A high turnover may result in the realization and distribution of capital gains, as well as higher transaction costs. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of March 31, 2023, 31.9% of the Fund’s net assets were invested in securities within the consumer cyclical sector.

Note: Because there are practical limits to the amount of small cap assets that can be effectively managed, the Small Cap Fund will close to new investors when it reaches an asset size as determined by the Advisor to be too large to sustain additional assets. Shareholders will be provided 30 days’ written notice upon such conditions. If the Small Cap Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Same.

	Hodges Small Intrinsic Value Fund Target Fund	Hodges Small Intrinsic Value Fund Acquiring Fund
Investment Objective	The Funds seek long-term capital appreciation.	Same.
Principal Investment Strategies

The Small Intrinsic Value Fund employs a value strategy and invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks of small capitalization (“small cap”) companies. The Small Intrinsic Value Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Value Index. As of the last reconstitution date, May 6, 2022, the market capitalization of companies in the Russell 2000® Value Index ranged from $240.1 million to $6.4 billion. The Small Intrinsic Value Fund will invest in companies where the Advisor believes their market prices do not reflect their true values. The Fund will typically seek to invest in companies that have a high amount of intrinsic asset value, low valuation multiples, or the potential for a turnaround in underlying revenue, earnings and/or cash flow.

Up to 20% of the Small Intrinsic Value Fund’s net assets may be invested in the stocks of micro, mid and/or large capitalization companies, U.S. government securities and other investment companies, including exchange traded funds (“ETFs”). Although most of the Small Intrinsic Value Fund’s securities will be domestic, the Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets, which may include both direct investments and investments in U.S. dollar denominated foreign securities, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) consistent with the Fund’s investment objective.

From time to time, the Small Intrinsic Value Fund may engage in short sale transactions with respect to up to 10% of its net assets. The Small Intrinsic Value Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices. The Small Intrinsic Value Fund may also sell options purchased and write “covered” put and call options. The Small Intrinsic Value Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Small Intrinsic Value Fund uses a “bottom-up” approach in investing. The Fund invests in deep value situations that may sometimes require a longer time horizon. The Fund will typically seek to invest in companies that have a high amount of intrinsic asset value, low price to book ratios, above average dividend yields, low PE multiples, or the potential for a turnaround in the underlying fundamentals.

The Advisor will consider selling a security in the Small Intrinsic Value Fund’s portfolio, if the Advisor believes that security is no longer trading below its fair value or has reached its growth potential. In addition, in an attempt to increase the Small Intrinsic Value Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular security. The Fund’s portfolio turnover could exceed 100% in a given year. A high turnover may result in the realization and distribution of capital gains, as well as higher transaction costs. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of March 31, 2023, 19.3% of the Fund’s net assets were invested in securities within the financial sector.

Note: Because there are practical limits to the amount of small cap assets that can be effectively managed, the Small Intrinsic Value Fund will close to new investors when it reaches an asset size as determined by the Advisor to be too large to sustain additional assets. Shareholders will be provided 30 days’ written notice upon such conditions. If the Small Intrinsic Value Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Same.

	Hodges Blue Chip Equity Income Fund Target Fund	Hodges Blue Chip Equity Income Fund Acquiring Fund
Investment Objective	The Funds seeks to generate income and long-term capital appreciation.	Same.
Principal Investment Strategies

Under normal market conditions, the Blue Chip Equity Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization income producing equity securities. The Fund invests primarily in the stocks of large capitalization companies. The Blue Chip Equity Income Fund defines large capitalization companies as companies whose market capitalizations, at the time of purchase, are within the range of market capitalization of companies constituting the S&P 500® Index. As of June 30, 2022, the market capitalization of companies in the S&P 500® Index ranged from $3.1 billion to $2.2 trillion. The Advisor selects investments using a “bottom-up” approach, which is largely driven by internal research, and means that the Advisor looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. While the Blue Chip Equity Income Fund invests primarily in securities that are traded in the United States, it may also invest up to 25% of its net assets in stocks of foreign companies, including those in emerging markets, which are U.S. dollar denominated and trade on a domestic national securities exchange, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations outside the defined large-cap level at the time of purchase. Equity securities include common stocks, preferred stocks and equity-equivalent securities such as convertible securities, stock futures contracts or equity options. The Blue Chip Equity Income Fund may invest up to 20% of its net assets in investment-grade debt securities, debt obligations of governments and their agencies and other similar securities, convertible and non-convertible debt securities, U.S. government securities and in money market funds. The Fund also may purchase put and call options on U.S. traded stocks, currencies or security indices. From time to time, the Blue Chip Equity Income Fund may also engage in short sales transactions and may sell options purchased and write “covered” put and call options. The Blue Chip Equity Income Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Blue Chip Equity Income Fund expects to issue dividends from net investment income, if any, on a quarterly basis. An investor may choose to have the quarterly dividend paid in cash or reinvested into the Fund.

The Advisor will consider selling a security in the Blue Chip Equity Income Fund’s portfolio if the Advisor believes that security has become overvalued or is believed to have reached its growth potential. Such evaluation will involve measuring the potential for additional appreciation in a security relative to its down-side risk. The Advisor will also take tax considerations into account when making a sell decision. While the Blue Chip Equity Income Fund will be managed with consideration given to tax efficiency and will pursue and target a turnover of less than 100% in a given year, the Blue Chip Equity Income Fund’s portfolio turnover may vary depending on market conditions in any given year. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of March 31, 2023, 27% of the Fund’s net assets were invested in securities within the information technology sector.

Same.

Principal Investment Risks. The principal risks of investing in each Acquiring Fund are discussed below. The principal risks of each Acquiring Fund and each Target Fund are the same because the principal investment strategies of the Funds are substantially similar, although the disclosure of those risks may vary between the Funds. The principal risks for the Acquiring Funds are described below. For the principal risks associated with an investment in the Target Funds, please consult Appendix E.

The value of your investment in each Acquiring Fund and the Target Fund will fluctuate, which means you could lose money.

The following principal risks apply to the Acquiring Funds in order of relevance to the Acquiring Funds:

Equity Risk (All Funds). Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment options such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. A Fund’s shares and the total return on your investment may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Smaller Company Risk (All Funds, except for the Blue Chip Equity Income Fund). Investments in smaller companies may be speculative, more volatile and involve greater risk than customarily is associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges or than the market averages in general. In addition, the Funds and other client accounts of the Advisor together may hold a significant percentage of a company’s outstanding shares. When making larger sales, a Fund might have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time. For these reasons, a Fund’s NAV may be volatile.

Large Company Risk (Hodges Fund and Blue Chip Equity Income Fund). Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk (All Funds). Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds may underperform when growth investing is in favor.

Sector-Focus Risk (All Funds). Each Fund may invest greater than 25% of its assets in one or more of the following sectors: basic materials, communications, consumer cyclical, consumer non-cyclical, energy, financial, industrial and technology. Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If a Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Cyclical Risk (Hodges Fund and Small Cap Fund). The Hodges Fund and Small Cap Fund each invests in the securities of companies in the consumer cyclical sector. Because companies in the consumer cyclical sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer cyclical products in the marketplace.

Financial Sector Risk (Small Intrinsic Value Fund). Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

The remaining risks are considered “principal risks” of investing in the Acquiring Funds, regardless of the order in which they appear.

General Market Risk (All Funds). Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the

Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Management Risk (All Funds). Management risk describes a Fund’s ability to meet its investment objective based on the Advisor’s success or failure at implementing investment strategies for the Fund. The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.

Short Sales Risk (All Funds). Short sale strategies are riskier than “long” investment strategies. Short selling may harm a Fund’s investment performance if the Fund is required to close out a short position earlier than it had intended. This would occur if the lender required a Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Furthermore, until a Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, a Fund will incur certain transaction fees associated with short selling. Short sale strategies are often characterized as a form of leveraging or as speculative. A Fund will incur a loss as a result of a short sale if the market range of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. There is no assurance that these strategies will protect against losses or perform better than non-speculative strategies. Each Fund uses short sales to protect against losses due to general movements in market prices; however, no assurance can be given that such strategies will be successful or that consistent absolute returns will be achieved.

Foreign Securities Risk (All Funds). Foreign investments, including ADRs and similar investments, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Based on the principal investment strategies of the Funds, it is not expected that the Funds will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can, and often do, perform differently from U.S. markets.

Depositary Receipts Risk (All Funds). Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Futures and Options (Derivatives) Risk (All Funds). Each Fund may invest up to 10% of its net assets in futures and options. The use of derivative instruments involves risks different from, or greater than, the risks of investing directly in securities and more traditional investments. Derivative products are highly specialized investments that require investment techniques and risk analyses different than those associated with stocks. Each Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools. The use of derivatives requires an understanding not only of the underlying instruments, but the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, lack of availability due to new and developing markets, the risk that the counterparty to an over-the-counter (“OTC”) contract will fail to perform its obligations, or the risks arising from margin requirements and factors associated with such transactions.

Portfolio Turnover Risk (All Funds, except for the Blue Chip Equity Income Fund). High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Each Fund may have a portfolio turnover rate in excess of 100%.

Debt Security Risk (Blue Chip Equity Income Fund). The prices of debt securities generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a debt security, the more a change in interest rates affects the security’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Other types of securities also may be adversely affected from an increase in interest rates. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Convertible Security Risk (Blue Chip Equity Income Fund). As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

Currency Risk (All Funds, except for the Hodges Fund and Blue Chip Equity Income Fund). Investment in non-U.S. denominated securities involves increased risks due to fluctuations in exchange rates between the Fund’s base currency and the local currency of the investment. Due to currency fluctuations, there is more risk than an indirect investment in an equivalent security.

Preferred Stock Risk (Blue Chip Equity Income Fund and Small Intrinsic Value Fund). Preferred stocks are equity securities that often pay dividends and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It does not have the seniority of a bond and, unlike common stock; its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it can be changed or omitted by the issuer.

Risks of Companies in “Special Situations” (Hodges Fund). The Hodges Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (1) significant changes in industry structure through regulatory developments or shifts in competition; (2) a new or improved product, service, operation, or technological advance; (3) changes in senior management or other extraordinary corporate event; (4) differences in market supply of and demand for the security; or (5) significant changes in cost structure. The Fund’s performance could suffer from the Fund’s investments in “special situations.”

Emerging Markets Risk (All Funds). Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Investment Company and Exchange-Traded Fund Risk (Small Cap Fund and Small Intrinsic Value Fund). Investments in other investment companies, including ETFs (which may, in turn, invest in stocks, bonds, and/or other financial vehicles), involve substantially the same risks as investing directly in the instruments held by these entities. However, the investment may involve duplication of certain fees and expenses. By investing in an investment company or ETF, a Fund becomes a shareholder of that fund. As a result, Fund shareholders indirectly bear their proportionate share of the investment company’s or ETF’s fees and expenses which are paid by a Fund as a shareholder of the fund. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with a Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, a Fund’s investment in the fund may adversely affect the Fund’s performance. To the extent that a Fund invests in ETF’s, it is subject to additional risks that do not apply to conventional funds, including the risk that the market price of the ETF’s shares may trade at a discount to its NAV. Also, an active secondary trading market for an ETF’s shares may not develop or be maintained, or trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate. This could lead to a lack of market liquidity, thereby forcing a Fund to sell its shares in an underlying ETF for less than the shares’ NAV. Further, an ETF’s shares may be delisted from the securities exchange on which they trade. ETFs are also subject to the risks of the underlying securities or sectors in which they invest. The price movement of an index-based ETF may not track the underlying index and may result in a loss.

Comparison of Investment Restrictions. The investment restrictions adopted by the Target Funds and the Acquiring Funds as fundamental investment restrictions (i.e., cannot be changed by either Funds’ Board of Trustees without affirmative shareholder approval) are materially identical. A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. A comparison of the Target Funds’ and the Acquiring Funds’ fundamental investment restrictions is set forth below. The Target Funds’ fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement. The Acquiring Funds’ fundamental investment restrictions, as well as the Acquiring Funds’ interpretations of those restrictions, are also described in the Proxy Statement SAI.

Fundamental Investment Restrictions

Hodges Fund Target Fund	Hodges Fund Acquiring Fund
May not:	May not:
1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.	Same.

2.(a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.

Same.
3. Purchase securities on margin, participate on a joint basis or joint and several basis in any securities trading account or underwrite securities. (Does not preclude the Hodges Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)	Same.
4. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)	Same.
5. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Hodges Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)	Same.
6. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)	Same.
7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Hodges Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.	Same.

Small Cap Fund Target Fund	Small Cap Fund Acquiring Fund
May not:	May not:
1. Make loans to others, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Small Cap Fund.	Same.

2.(a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.

Same.
3. Act as an underwriter of securities of other issuers, except insofar as the Small Cap Fund may be deemed as an underwriter under the Securities Act of 1933, as amended, in connection with the purchase or sale of a portfolio security.	Same.
4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Small Cap Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.	Same.
5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; however, the Small Cap Fund may invest in debt securities secured by real estate or interests therein or in securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.	Same.
6. Invest 25% or more of the value of its assets in the securities of companies engaged in any one industry or group of related industries. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)	Same.

Small Intrinsic Value Fund Target Fund	Small Intrinsic Value Fund Acquiring Fund
May not:	May not:
1. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer;	Same.
2. Make loans to others, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Fund.	Same.

3.(a) Purchase securities on margin, borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Fund.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets. Initial or variation margin for futures contracts will not be deemed to be pledges of a Fund’s assets.

Same.
4. Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed as an underwriter under the Securities Act of 1933, as amended, in connection with the purchase or sale of a portfolio security.	Same.
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.	Same.
6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; however, a Fund may invest in debt securities secured by real estate or interests therein or in securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.	Same.
7. Invest 25% or more of the value of its assets in the securities of companies engaged in any one industry or group of related industries. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)	Same.

Blue Chip Equity Income Fund Target Fund	Blue Chip Equity Income Fund Acquiring Fund*
May not:
1. The Blue Chip Equity Income Fund may not, with respect to the 75% of the Fund’s total assets, invest more than 5% of the Fund’s total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer;	1. With respect to the 75% of the Fund’s total assets, invest more than 5% of the Fund’s total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer;
2. The Blue Chip Equity Income Fund may not borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions;	2. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions;
3. The Blue Chip Equity Income Fund may not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);	3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
4. The Blue Chip Equity Income Fund may not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities);	4. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities);
5. The Blue Chip Equity Income Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);	5. Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);
6. The Blue Chip Equity Income Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or	6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or
7. The Blue Chip Equity Income Fund may not make loans of money (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.	7. Make loans of money (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

*	The fundamental investment restrictions for the Acquiring Blue Chip Equity Income Fund are substantively identical to those of the Target Blue Chip Equity Income Fund but the format is slightly different in order to conform to the format used by the other Target Funds and Acquiring Funds.

Target Funds and Acquiring Funds Interpretations

With respect to the percentages adopted by a Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Management Comparisons

Boards of Trustees

Overall responsibility for oversight of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund rests with its Board (the Professionally Managed Portfolios Board or “PMP Board”). The PMP Board is responsible for overseeing Hodges Capital Management and other service providers in the operations of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and PMP’s governing documents. The PMP Board currently has five Trustees. A list of the Trustees and officers of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund, and their present positions and principal occupations, is provided under “Trustees and Officers” in the Target Funds’ SAI.

Overall responsibility for oversight of NLFT II rests with its Board of Trustees (the “NLFT II Board”). The NLFT II Board is responsible for overseeing Hodges Capital Management and other service providers in the operations of NLFT II in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and NLFT II’s governing documents. NLFT II currently has five Trustees, all of whom are not “interested persons” as that term is defined under the 1940 Act, of NLFT II. A list of the Trustees and officers of NLFT II, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.

Investment Adviser of the Funds

Each Fund has entered into a separate investment advisory agreement (the “Advisory Agreements”) with Hodges Capital Management, Inc., 2905 Maple Avenue, Dallas, Texas 75201, under which the Adviser manages each Fund’s investments and business affairs subject to the supervision of the Board. The Adviser has been providing investment advisory services since 1990. The Adviser buys and sells securities for the Funds. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. As of December 31, 2022, the Adviser had approximately $770 million in assets under management. Under the Advisory Agreements, the Adviser is entitled to receive a monthly management fee for its investment advisory services as shown in the table below. The fee is calculated daily and payable monthly as a percentage of each Fund’s average daily net assets. As further described below, each Fund is subject to an Expense Cap. For the fiscal year ended March 31, 2023, the Adviser was effectively paid, net of any waivers, the amounts shown in the table below:

Fund	Management Fee	Management Fee Paid After Fee Waiver and/or Expense Reimbursement
Target Hodges Fund	0.85%	0.67%
Target Small Cap Fund	0.85%	0.83%
Target Small Intrinsic Value Fund	0.85%	0.09%
Target Blue Chip Equity Income Fund	0.65%	0.46%

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Target Funds. The Target Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Messrs. Craig D. Hodges and Eric J. Marshall are co-portfolio managers of the investment portfolio for the Hodges Fund. Messrs. Craig D. Hodges, Eric J. Marshall and Gary M. Bradshaw are co-portfolio managers of the investment portfolio for the Small Cap Fund. Messrs. Craig D. Hodges and Gary M. Bradshaw are co-portfolio managers of the investment portfolio for the Blue Chip Equity Income Fund. The Small Intrinsic Value Fund is a team-managed portfolio led by Eric J. Marshall, CFA and includes Messrs. Chris Terry, CFA and Derek Maupin as co-portfolio managers. Each of the co-portfolio managers has equal authority to buy and sell securities for portfolio investments, but all major investment decisions are reviewed by the entire portfolio management team.

Craig D. Hodges has been a portfolio manager with the Advisor since 1999, where he has managed individual and institutional investment portfolios. He has 36 years of experience in the investment industry and is Co-Chief Investment Officer and Chief Executive Officer of the Advisor, and Chairman of the Board of Directors of the Advisor’s Parent Company, Hodges Capital Holdings, Inc. Craig majored in finance and marketing, receiving a bachelor’s degree from Baylor University in 1986.

Eric J. Marshall, CFA, joined the Advisor in 1997 and currently serves as President and Director of Research. and is Co-Chief Investment Officer. Eric manages a number of investment portfolios and has 25 years of experience in researching small cap stocks. He serves on the Board of Directors of the Advisor’s parent company, Hodges Capital Holdings, Inc. Eric holds a BA in Finance from West Texas A&M University.

Gary M. Bradshaw has been a portfolio manager with the Advisor since 2001, has 37 years of experience in the investment industry and serves as Senior Vice President. He serves on the Board of Directors of the Advisor’s parent company, Hodges Capital Holdings, Inc. Gary earned his MBA from East Texas State University and his BS from Virginia Tech.

Chris R. Terry, CFA, joined the Advisor in 2002 and currently serves as a Vice President and Portfolio Manager/Analyst. Chris earned a BA in Economics from the University of Dallas and was awarded the Chartered Financial Analyst (CFA) designation in 2009 and the Certificate in Investment Performance Measurement (CIPM) designation in 2019. Chris is also a member of the CFA Institute and the CFA Society of Dallas-Ft. Worth.

Derek R. Maupin joined the Advisor in 2009 and currently serves as a Vice President and Portfolio Manager/Analyst. Prior to joining the Advisor, he served as a registered representative/investment advisor with Edward D. Jones from 2007-2009. Derek earned a BBA and an MBA from West Texas A&M University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. The NLFT II Board will satisfy the first condition at the time of the Reorganizations. Hodges has agreed not to take any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in connection with the Reorganizations.

Operating Expense Limitation Agreements

The total fees and expenses you pay as a shareholder of the Target Funds are expected to remain the same after the Reorganization.

The class structure for the Acquiring Funds is identical to the Target Funds and the amount of the management fee, the expense cap and total annual operating expenses after fee waiver and/or expense reimbursement of each Acquiring Fund are identical to its corresponding Target Fund. Each Acquiring Fund, like each Target Fund, will offer Retail Class shares. Additionally, the Acquiring Small Cap Fund will offer Institutional Class shares like the Target Small Cap Fund.

The Adviser has contractually agreed to reduce its fees and pay the expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) of each Acquiring Fund in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for such Acquiring Fund to the amounts shown in the table below: .

Fund	Expense Cap (% of Average Net Assets)
Hodges Fund	0.93%
Small Cap Fund	1.15%
Small Intrinsic Value Fund	1.04%
Blue Chip Equity Income Fund	1.25%

The expense caps for the Acquiring Fund are contractual and will be in place at least through September 30, 2025.

Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the respective Fund, if requested by the Adviser, and the Board approves such reimbursement in subsequent years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such period (taking into account any reimbursements) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from a Fund to the Adviser will be subject to the applicable limitation on the Fund expenses.

The agreement may be terminated at any time by the PMP Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the NLFT II Board. The Adviser is permitted, with NLFT II Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Small Intrinsic Value Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Acquiring Small Intrinsic Value Expense Cap in place at the time of waiver or at the time of reimbursement.

Other Service Providers

The following table identifies the principal service providers that service the Target Funds and that are expected to service the Acquiring Fund:

	Target Funds	Acquiring Funds
Administrator	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors, LLC	Northern Lights Distributors, LLC
Auditor	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Legal Counsel	Sullivan & Worcester LLP	Alston & Bird LLP

Purchase and Redemption of Shares

With respect to the Acquiring Funds, all purchase requests received in good order by the Acquiring Fund’s transfer agent (the “Transfer Agent”) or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Acquiring Funds to receive purchase and redemption orders on its behalf. For additional information about purchasing Acquiring Funds’ shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” in Appendix D. For information about how the Target Funds’ shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Funds’ Prospectus incorporated by reference herein.

Each account application (an “Account Application”) to purchase Acquiring Funds’ shares is subject to acceptance by the Acquiring Funds and is not binding until so accepted. The Acquiring Funds reserve the right to reject any purchase order if, in its discretion, it is in the Acquiring Funds’ best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Acquiring Funds. Purchases may also be rejected from persons believed to be “market timers.” See Appendix D below. A service fee, currently $25, as well as any loss sustained by the Acquiring Funds, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. The Acquiring Funds and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Acquiring Funds or the Transfer Agent.

The minimum investment amounts for the Funds are as follows:

	Minimum Investment Amounts
	Target Funds		Acquiring Fund
	Retail Class	Institutional Class (Small Cap Fund only)	Retail Class	Institutional Class (Small Cap Fund only)
Initial Investment	$1,000	$1,000,000	$1,000	$1,000,000
Additional Investments	$1	$100	$100	$100

For a discussion of how the Target Funds’ shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Funds’ Prospectus incorporated by reference herein. For more information regarding how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in Appendix D attached to this Proxy Statement.

Distributions and Tax Information

Net investment income generally consists of interest income and dividends received on investments, less expenses. For the Blue Chip Equity Income Fund, dividends from net investment income, if any, are issued quarterly. For all other Funds, dividends from net investment income, if any, are generally made at least annually. For all Funds, capital gain distributions from net profits from the sale of securities are generally made at least annually.

Each Fund typically distributes any undistributed net investment income, if any, in December. Capital gains distributions, if any, are also normally made in December, but a Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes.

All distributions will be reinvested in a Fund’s shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest dividends in additional fund shares, while receiving capital gain distributions in cash. Reinvestment of distributions does not avoid or defer taxable income to you. If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at a Fund’s then current NAV and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date for the distribution.

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As regulated investment companies, the Funds will not be subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements that are described in the SAI. Each Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes on its taxable income and capital gains distributed to shareholders.

Each Fund intends to make distributions of ordinary income and capital gains. In general, a Fund’s distributions are taxable to you, as either ordinary income or capital gain (unless your investment is through a qualified retirement plan). Dividends are taxable to you as ordinary income or, in certain cases, for non-corporate shareholders, as qualified dividend income, which is taxed at long-term capital gain rates. A Fund’s distributions of short-term capital gains are also taxable to you as ordinary income. A Fund’s distributions of its long-term capital gains are taxable to you as long-term capital gains. The rate you pay on capital gains will depend on how long a Fund held the securities that generated the gains, not how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. Non-corporate shareholders can claim the qualified business income deduction with respect to REIT dividends received by the Fund if the Fund meets certain holding period and reporting requirements. There is currently no mechanism for a Fund, to the extent that the Fund invests in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable a Fund to pass through to non-corporate shareholders the ability to claim this deduction.

Distributions and dividends declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.

All distributions generally reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Sale of your Fund shares is generally considered a taxable event for you. Sales of Fund shares held in IRA, 401(k) or certain other tax-deferred accounts may not be a taxable event. Depending on the purchase and sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, a Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs a Fund to do so.

Non-corporate shareholders whose adjusted gross income for a year exceeds $200,000 for single filers or $250,000 for married joint filers generally are subject to a Medicare tax of 3.8% on net investment income, which includes dividends and capital gains from a Fund.

Additional information concerning the taxation of a Fund and its shareholders is contained in the Funds’ Statement of Additional Information. You are urged to consult your own tax advisor regarding the federal, state, local or foreign tax consequences of an investment in a Fund based on your individual circumstances.

For a discussion of the Target Funds’ policies with respect to dividends and distributions and federal income tax considerations, see “Dividends and Distributions” and “Taxes,” respectively, in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’ policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Taxes” in Appendix D attached to this Proxy Statement.

PMP BOARD CONSIDERATIONS

Hodges Capital Management, Inc. (“Hodges”), provided notice to the Board of Trustees of Professionally Managed Portfolios Board (the “PMP Board”) that it wished to change certain service providers providing services to the Target Funds by transitioning the Target Funds from PMP to NLFT II. In reaching the decision to approve each Reorganization and to recommend that shareholders of each Target Fund vote to approve their respective Reorganization at a meeting held on May 18-19, 2023 (the “Board Meeting”), the PMP Board, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously determined that, given Hodges desire to transition service providers for the Target Funds, the participation of each Target Fund in a Reorganization is in the best interests of that Target Fund and would not result in dilution of the Target Fund’s shareholders’ interests. The PMP Board’s determinations were based on a comprehensive set of information provided to them in connection with the Board Meeting. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. The factors considered by the Trustees during their evaluation included the following:

●	That Hodges Capital Management would remain the investment adviser to the Acquiring Funds and the same investment personnel would continue to be responsible for day to day management of each Fund.

●	That the investment objectives, policies and investment restrictions of each Target Fund and corresponding Acquiring Fund will be identical.

●	That the proposed management fees for the Acquiring Funds were the same as the management fees for the Target Funds.

●	That Hodges Capital Management would be putting an expense limitation agreement into place for each Acquiring Fund to ensure that the net expense ratio for each Acquiring Fund is not greater than for its corresponding Target Fund for a period of two years from the closing of the Reorganizations.

●	That under the Plan of Reorganization, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund.

●	That each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for shareholders of the Target Fund, for the Target Fund itself and for the corresponding Acquiring Fund.

●	That Hodges Capital Management would bear all expenses pertaining to the proposed Reorganizations.

●	That shareholders who do not want to participate in the Reorganizations are able to redeem their shares of their Target Fund prior to the closing of the Reorganization without the imposition of any redemption fee.

●	The proposed service providers for the Acquiring Funds were well established and capable of providing services to the Acquiring Fund at a comparable level to that currently provided by the service providers to the Target Funds.

●	That the Reorganization of each Target Fund is subject to the approval of its shareholders.

●	That the Acquiring Funds have agreed to ensure that the Reorganizations comply with the safe harbor provisions of Section 15(f) of the 1940 Act.

In light of these factors, and their fiduciary duty under federal and state law, the Trustees approved the Reorganizations. The Trustees also determined that the Plan providing for the Reorganizations should be submitted to the Target Funds’ shareholders for approval. The PMP Board recommends that the shareholders of the Target Funds vote “FOR” the approval of the Plan relating to the Reorganization of the Target Funds.

The merger of each Target Fund into its corresponding Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of a Reorganization is not contingent on shareholder approval and consummation of any other Reorganization. If the proposal for a Reorganization is not approved by shareholders, that Target Fund will continue operating as series of PMP, and the PMP Board will consider alternatives for the Target Fund including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Funds and its shareholders.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

If shareholders of the Target Funds approve the Reorganizations, each owner of shares of the Target Funds will become a shareholder of the corresponding share class of the corresponding Acquiring Fund. After careful consideration, the PMP Board unanimously recommends that shareholders vote “FOR” Proposal 1.

Shareholders of the Target Funds are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below.

The Plan

The Plan provides for the transfer of all of the assets and liabilities of each Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the corresponding Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The NAV of each Acquiring Fund shares issued in the exchange will equal the NAV of the corresponding Target Fund at the Effective Time (as defined in the Plan). As soon as is reasonably practicable after the Closing (as defined in the Plan), each Target Fund will distribute the corresponding Acquiring Fund shares to the Target Fund’s shareholders of record in accordance with their respective interests in the Target Fund determined as of the Effective Time by NLFT II’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of each Target Fund held by the shareholders will then be canceled. As a result of the Reorganizations, each shareholder of the Target Funds will receive the number of shares of the corresponding Acquiring Fund equal in value to such shareholder’s holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of each Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the corresponding Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (as defined in the Plan) of the Reorganizations. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the NLFT II Board. Hodges Capital Management will bear all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Each Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the applicable Target Fund and the receipt of a legal opinion from Alston & Bird LLP, counsel to NLFT II, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganizations,” below), which receipt is a non-waivable condition of the Reorganizations. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganizations is expected to be on or about the close of business on September 22, 2023, or another date agreed to by PMP and NLFT II. The Plan may be amended or terminated and the Reorganizations abandoned at any time by mutual consent of PMP, on behalf of the Target Funds, and NLFT II, on behalf of the Acquiring Funds.

Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of each Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganizations and of an investment in the shares of each Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganizations, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganizations.

Each Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Funds or Target Funds’ shareholders as a direct result of the Reorganizations. Specifically, it is expected that each Target Fund will recognize no gain or loss upon the acquisition by the corresponding Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by each Target Fund shareholders are exchanged for shares of the corresponding Acquiring Fund pursuant to the Reorganizations, it is expected that Target Fund shareholders will recognize no gain or loss on the exchange, and that Target Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of the corresponding Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund shares immediately before the exchange. If, as expected, each Reorganization is tax-free, the tax attributes of each Target Fund, if any, move to the corresponding Acquiring Fund, including, as of the date of the Reorganizations, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. Each Reorganization is not expected to result in limitations on an Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund. At March 31, 2023, the Target Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total
Hodges Fund	$0	$0	$0
Small Cap Fund	$0	$0	$0
Small Intrinsic Value Fund	$0	$0	$0
Blue Chip Equity Income Fund	$0	$780,021	$780,021

At any time, up to and including the last business day before the Reorganizations, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

As a condition to the Reorganizations, the Target Funds and the Acquiring Funds have requested an opinion of Alston & Bird LLP substantially to the effect that with respect to the Reorganizations, based on the facts, representations and assumptions stated in the opinion and conditioned on consummation of the Reorganizations in accordance with the Plan, for federal income tax purposes:

1.	the acquisition by each Acquiring Fund of all of the assets of the corresponding Target Fund, as provided for in the Plan, in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

3.	pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by a Acquiring Fund upon the receipt by it of all of the assets of the corresponding Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

4.	pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by each Target Fund upon the distribution of corresponding Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Plan;

5.	pursuant to Section 362(b) of the Code, the tax basis of the assets of each Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization;

6.	pursuant to Section 1223(2) of the Code, the holding periods of the assets of each Target Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Target Fund;

7.	pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of each Target Fund upon the exchange of all of their Target Fund shares solely for the corresponding Acquiring Fund shares (including fractional shares to which they may be entitled);

8.	pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of an Acquiring Fund shares received by a shareholder of the corresponding Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

9.	pursuant to Section 1223(l) of the Code, the holding period of an Acquiring Fund shares received by each shareholder of the corresponding Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the exchange; and

10.	for purposes of Section 381 of the Code, each Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the corresponding Target Fund, if any, described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury Regulations promulgated thereunder.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Fund have sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

If the Reorganizations are consummated and the IRS or a court were to determine that the Reorganizations do not qualify as tax-free Reorganizations under the Code, and thus a taxable, the Target Funds would recognize gain or loss on the transfer of its assets to the Acquiring Funds and each shareholder of a Target Funds that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Funds shares and the fair market value of the Acquiring Fund shares it received.

The Target Funds do not intend to sell portfolio securities in connection with the Reorganizations. In the event the Target Funds sell any portfolio securities in connection with the Reorganizations, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Funds’ tax basis in such assets. The explicit transaction costs associated with any repositioning of the Target Funds’ portfolio in connection with the Reorganizations will be borne by the Funds. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Description of the Acquiring Funds’ Shares

Shares of each Acquiring Fund issued to the shareholders of the corresponding Target Fund pursuant to the Reorganizations will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of each Target Fund as of March 31, 2023, and each Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganizations, are as follows:

	Target Fund		Acquiring Fund
	Hodges Fund		Hodges Fund
(unaudited)	Retail Class	Pro Forma adjustments	Retail Class
Net Assets	$150,935,481	$0	$150,935,481
Shares Outstanding	2.937,950	0	2,937,950
Net Asset Value per Share	$51.37	$0	$51.37

	Target Fund		Acquiring Fund
	Hodges Small Cap Fund		Hodges Small Cap Fund
(unaudited)	Retail Class	Pro Forma adjustments	Retail Class
Net Assets	$139,428,303	$0	$139,428,303
Shares Outstanding	7,280,106	0	7,280,106
Net Asset Value per Share	$19.15	$0	$19.15

	Institutional Class	Pro Forma adjustments	Institutional Class
Net Assets	$38,116,553	$0	$38,116,553
Shares Outstanding	1,863,474	0	1,863,474
Net Asset Value per Share	$20.45	$0	$20.45

	Target Fund		Acquiring Fund
	Hodges Small Intrinsic Value Fund		Hodges Small Intrinsic Value Fund
(unaudited)	Retail Class	Pro Forma adjustments	Retail Class
Net Assets	$38,374,072	$0	$38,374,072
Shares Outstanding	2,285,467	0	2,285,467
Net Asset Value per Share	$16.79	$0	$16.79

	Target Fund		Acquiring Fund
	Hodges Blue Chip Equity Income Fund		Hodges Blue Chip Equity Income Fund
(unaudited)	Retail Class	Pro Forma adjustments	Retail Class
Net Assets	$27,929,273	$0	$27,929,273
Shares Outstanding	1,550,521	0	1,550,521
Net Asset Value per Share	$18.01	$0	$18.01

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Funds, see “General Information” in the Target Funds’ SAI. For a general discussion of the operation and organization of the Acquiring Fund, see “The Trust” in the Proxy Statement SAI.

Comparison of Rights of the Funds’ Shareholders

The Acquiring Funds are series of NLFT II, which is a Delaware statutory trust. The Target Funds are series of Professionally Managed Portfolios (“PMP”), which is a Massachusetts business trust. The Acquiring Fund is governed by the Agreement and Declaration of Trust dated August 26, 2010(“Acquiring Fund’ Declaration”), its bylaws and Delaware law. The Target Funds are governed by an Amended and Restated Agreement and Declaration of Trust dated June 13, 2005, as amended, (“Target Funds’ Declaration”), its bylaws and Massachusetts law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The trustees of the Target Funds and the Acquiring Funds each have the power to issue shares without shareholder approval. The governing instruments of the Target Funds and the Acquiring Funds indicate that the amount of shares that the Target Funds and the Acquiring Funds each may issue is unlimited. Shares of the Target Funds and the Acquiring Funds have no preemptive rights.

The shareholders of NLFT II are entitled to one vote for each whole share held of the Acquiring Funds (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of an Acquiring Fund (or a shall be entitled to vote. Each share of an Acquiring Fund represents an equal proportionate interest in the corresponding Target Fund with each other share. Upon liquidation of the Target Fund, shareholders are entitled to share pro rata in the net assets of the Target Fund available for distribution to such shareholders. Shares of the Acquiring Funds have no preemptive or other right to subscribe to any additional shares or other securities issued by the Acquiring Funds. For a description of other significant attributes of shares of the Acquiring Funds, see Appendix D - Shareholder Information For the Acquiring Fund, to this Proxy Statement, and “The Trust” in the Proxy Statement SAI.

The governing instruments of the Acquiring Funds further provide that all shares of NLFT II entitled to vote on a matter shall vote separately by series. That is, the shareholders of each series have the right to approve or disapprove matters affecting NLFT II and each respective series as if the series were separate companies. That said, if the 1940 Act requires all shares of NLFT II to be voted in the aggregate without differentiation between the separate series, then all NLFT II’s shares shall be entitled to vote on a one-vote-per-share basis. Additionally, if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or class shall be entitled to vote on the matter.

The shareholders of PMP are entitled to one vote for each whole share held of the Target Funds (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of a Target Fund (or a class thereof) shall be entitled to vote. Shares of the Acquiring Funds have no preemptive or other right to subscribe to any additional shares or other securities issued by NLFT II. The rights of redemption and exchange are described in Target Funds’ Prospectus and the Target Funds’ SAI, For a description of other significant attributes of shares of the Target Funds, see “How to Buy Shares,” “How to Sell Shares” and “Exchanging Shares” in the Target Funds’ Prospectus and “Capital Stock” in the Target Funds’ SAI, which are incorporated by reference herein.

Shareholder Meetings. None of the Funds is required to hold annual meetings of shareholders. Shareholder meetings for Acquiring Funds or any series may be called by the Trustees of NFLT II, Chairman of the Board or the President of the Trust from time to time for any lawful purpose, including electing Trustees. Special meetings of the shareholders of NLFT II or any series shall be called by the Board of Trustees, Chairman, or President upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote. Shareholder meetings for the Target Funds or any or all series or classes may be called by the Trustees of PMP from time to time for the purpose of electing Trustees and for such other purposes as may be prescribed by law, the Acquiring Funds’ Declaration or by the By-Laws. may be called for the purpose electing or removing a Trustee with respect to such additional matters relating to the Trust as may be required by applicable provisions of law, including the 1940 Act, or on such other matters as the Trustees may consider necessary or desirable.

Quorum. The governing instrument of the Acquiring Funds provide that, except when a larger quorum is required by applicable law, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum. The governing instruments of the Target Funds provide that, except as otherwise required by the 1940 Act or other applicable law, 40% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum.

Adjournment of Shareholder Meetings. The governing instruments of the Acquiring Funds and Target Funds provide that any meeting of shareholders may be adjourned from time to time, by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Vote Required. The governing documents of both the Target Funds and the Acquiring Funds provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees.

Removal of Trustees by Shareholders. The governing instruments of the Acquiring Funds provide that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

The governing instruments of the Target Funds do not provide that shareholders may remove a Trustee. Rather, the Acquiring Funds’ Declaration provide that the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.

Personal Liability of Shareholders. The governing instruments for the Target Funds and the Acquiring Funds generally provide that shareholders will not be subject to personal liability for the obligations of a Fund. The governing instruments of both the Target Funds and Acquiring Funds provide that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any shareholder, except as specifically provided in the governing instruments, nor to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Amendments of Governing Instruments. The governing instruments of both the Target Funds and the Acquiring Funds provide that the Trustees may amend the governing instruments at any time in writing without the need for shareholder action

Derivative Actions. The governing instruments of the Acquiring Funds state that a shareholder or shareholders may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused.

The governing instruments of the Target Funds state that shareholders have power to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of PMP or the shareholders.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “How Shares are Priced” in the Target Funds’ Prospectus.

Portfolio Holdings Information

Information about the Target Funds’ portfolio holdings is available at https://hodgescapital.com/mutual-funds. A complete description of the Target Funds’ policies and procedures with respect to the disclosure of the Target Funds’ portfolio holdings is available in the Target Funds’ SAI.

In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Frequent Purchases and Redemptions

For a discussion of the Target Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in the Target Funds’ Prospectus, which is incorporated by reference herein.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies (including, in the case of the Target Funds, Hodges Capital Management) may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Funds, see “Financial Highlights of the Target Funds” which is appended to this Proxy Statement as Appendix B.

BOARD RECOMMENDATION

The Board of the Target Funds unanimously recommends that shareholders of each Fund vote FOR the proposed Reorganization.

REQUIRED VOTE

The holders of 40% of the shares of the Target Funds entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Funds. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Funds’ shares present at the Special Meeting, if the holders of more than 50% of the Target Funds’ outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Funds’ outstanding shares.

If shareholders of the Target Funds do not approve the Reorganizations, the Target Funds will continue to be managed by Hodges Capital Management as described in the Target Funds’ Prospectus until such time as the Professionally Managed Portfolios Board considers alternatives for the Target Funds including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Funds and its shareholders.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Funds by Professionally Managed Portfolios for the Special Meeting to be held on August 30, 2023, at the offices of Hodges Capital Management, Inc. (the Adviser”), 2905 Maple Avenue, Dallas, Texas 75201,, and virtually via conference call at 10:00 am. Central Time. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of Proposal 1.

The Target Funds have fixed the close of business on July 7, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of each Target Fund was as follows:

Target Funds	Total Shares Outstanding
Hodges Fund	2,854,718.914
Hodges Small Cap Fund	7,000,324.951
Hodges Small Cap Fund Institutional Class	1,788,487.254
Hodges Small Intrinsic Value Fund	2,383,360.693
Hodges Blue Chip Equity Income Fund	1,549,413.618

Shareholders of record who owned five percent or more of the shares of a Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement.

Approval of each Proposal by shareholders of the Target Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities.

HOW TO VOTE YOUR SHARES

You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touch tone as set forth below:

●	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.

The options below are available 24 hours a day / 7 days a week.

●	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

●	Automated Touch tone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares at that time, you will be able to do so. If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.

PROXIES

All proxies solicited by the Board that are properly executed and received by the Target Fund prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use, the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

The holders of 40% of the outstanding shares of the Target Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Fund. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the chairman of the Special Meeting, with the approval of the majority of shareholders present, may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Abstentions do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. Because the Proposal is considered non-routine and are the only proposals expected to be voted on at the Meeting, the Target Fund do not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Target Fund expect that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposals.

SOLICITATION OF PROXIES

The Target Fund expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. EQ Fund Solutions has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $87,856 to $105,963. Hodges Capital Management will bear all expenses relating to the Reorganization, including expenses related to solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

OTHER INFORMATION

OTHER BUSINESS

The PMP Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the PMP Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganizations.

NEXT MEETING OF SHAREHOLDERS AND SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Professionally Managed Portfolios, Attention: Secretary, 615 East Michigan Street Milwaukee, Wisconsin 53202. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Alston & Bird LLP.

INFORMATION FILED WITH THE SEC

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by Hodges Capital Management and NLFT II may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022; Southeast Regional Office, 801 Brickell Avenue, Suite 1950, Miami, FL 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 1450, Chicago, IL 60604; Central Regional Office, 1961 Stout Street, Suite 1700, Denver, CO 80294; and Pacific Regional Office, 444 South Flower Street, Suite 900, Los Angeles, CA 90071. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of _______, 2023, among NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”), and PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Old Trust”), on behalf of each series thereof listed under the heading “Existing Funds” on Schedule A (each, an “Existing Fund”), and solely with respect to section 4.8and paragraph 6, Hodges Capital Management, Inc. (Each of the New Trust and Old Trust is sometimes referred to herein as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect four reorganizations as described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Existing Fund’s changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Existing Fund’s liabilities, (2) the Existing Fund distributing those shares pro rata to that Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”). (For convenience, the balance of this Agreement refers only to a single Reorganization, one Existing Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Existing Fund, other than the Hodges Small Cap Value Fund (“Existing Small Cap Value Fund”), currently offers one class of shares, designated as Retail Class shares (“Retail Class Existing Fund Shares”). The Existing Small Cap Value Fund currently offers Retail Class Existing Fund Shares and Institutional Class shares (“Institutional Class Existing Fund Shares,” and together with Retail Class Existing Fund Shares, the “Existing Fund Shares”). Each New Fund, other than the Hodges Small Cap Value Fund (“New Small Cap Value Fund”), will have one class of shares, Retail Class (“Retail Class New Fund Shares”). The New Small Cap Value Fund will have Retail Class New Fund Shares and Institutional Class shares (“Institutional Class New Fund Shares,” and together with Retail Class New Fund Shares, the “New Fund Shares”). The rights, powers, privileges, and obligations of the Retail Class New Fund Shares and Institutional Class New Fund Shares will be substantially similar to those of the Retail Class Existing Fund Shares and Institutional Class Existing Fund Shares, respectively.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a) issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Retail Class New Fund Shares equal to the number of full and fractional Retail Class Existing Fund Shares then outstanding; and, in the case of the Existing Small Cap Value Fund only, (2) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding; and

(b) assume all of the Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records - the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3 The Liabilities shall consist of all of the Existing Fund’s liabilities, debts, obligations, and duties, whether accrued or contingent, known or unknown, existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Hodges Capital Management, Inc. (the “Adviser”) pursuant to paragraph 6.

1.4 At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Retail Class Existing Fund Shares shall be credited with the number of full and fractional Retail Class New Fund Shares due that Shareholder, and the account for each Shareholder that holds Institutional Class Existing Fund Shares shall be credited with the number of full and fractional Institutional Class New Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6 Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.

1.8 All computations of value hereunder shall be made in accordance with each Fund’s regular practice using such Fund’s valuation procedures and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s independent registered public accounting firm upon reasonable request of the other Fund. New Trust and Old Trust agree to use all commercially reasonable efforts to resolve prior to the Effective Time (defined below in paragraph 2.1) any material pricing differences for prices of portfolio securities of the Existing Fund to be transferred to the New Fund that result from the use of the valuation procedures of the New Fund as compared to the valuation procedures of the Existing Fund.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after September 22, 2023 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2 The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3 The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4 The Old Trust shall deliver to the New Trust and the Adviser within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a) The Old Trust (1) is a Business Trust that is duly created, validly existing, and in good standing under the laws of Massachusetts, and its Certificate of Trust or Amended and Restated Declaration of Trust, dated February 17, 1987 as amended by Written Instrument dated February 16, 2022 (“Old Trust Declaration”) is on file with the Secretary of State of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) The Existing Fund is a duly established and designated series of the Old Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e) The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Massachusetts law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h) The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended March 31, 2023, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Existing Fund’s unaudited financial statements at and for the six months ended September 30, 2022 (copies of which the Old Trust has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i) Since March 31, 2023, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation ending prior to the Closing Date, the Existing Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been eligible to and has computed its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; in respect of the taxable year beginning most recently prior to the Closing Date, the Existing Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure would cause the Existing Fund to fail to qualify as a RIC under the Code if its taxable year were to have ended as of the Closing date;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m) The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) The Existing Fund’s current prospectus and statement of additional information, to the best of the Existing Fund’s knowledge, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p) The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q) The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(r) To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(s) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a) The New Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Delaware (“Delaware”), and its Agreement and Declaration of Trust dated August 26, 2011 (“New Trust Declaration”) is on file with the Secretary of the State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h) The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j) There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m) The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (including Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Existing Fund owed or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4. COVENANTS

4.1 The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3 The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

4.8 (a) The New Trust agrees that for a period of three (3) years after the Closing Date, the New Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the New Fund or the New Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Adviser; and (b) the Adviser agrees that for a period of two (2) years after the Closing Date, neither the Adviser nor any of its affiliates (or any entity which will act as investment adviser to the New Fund (or any successor)) shall impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the New Fund (or any successor) as a result of the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2 All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6 The Investment Companies shall have received an opinion of Alston & Bird LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a) The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1), and each of the Existing Fund and the New Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c) The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor;

(e) A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g) For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7 Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Retail Class New Fund Shares and, in the case of the New Small Cap Fund, one Institutional Class New Fund Share (“Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.8 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8 The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Adviser or its affiliate as the New Fund’s sole shareholder; and

5.9 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser shall bear the total Reorganization Expenses, whether or not the Reorganizations are consummated. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, and obtaining approvals to the Transactions by each of the Old Trust’s Board of Trustees and the New Trust’s Board of Trustees, including any special meeting fees, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), and (7) legal expenses relating to preparing, reviewing, or responding to due diligence requests and requests for information, but exclude brokerage expenses. The Adviser will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Trust must submit for reimbursement to the Adviser, any invoices related to Reorganization Expenses within 90 days of the Closing.

7. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2023, or such other date as to which the Investment Companies agree; or (e) the Board of Directors/Trustees of either Investment Company determines that the consummation of the Transactions is no longer in the best interest of its Fund’s shareholders, or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST II, on behalf of each New Fund listed on Schedule A

By:
Kevin E. Wolf
President/CEO of Northern Lights Fund Trust II

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of each Existing Fund listed on Schedule A

By:
Jason F. Hadler
President

Solely for purposes of section 4.8 and paragraph 6, Hodges Capital Management, Inc.

By:
President & CEO
Hodges Capital Management, Inc.

SCHEDULE A

Existing Funds Professionally Managed Portfolios	To be Reorganized into	New Funds Northern Lights Fund Trust II
Hodges Fund	à	Hodges Fund
Hodges Small Cap Fund	à	Hodges Small Cap Fund
Hodges Small Intrinsic Value Fund	à	Hodges Small Intrinsic Value Fund
Hodges Blue Chip Equity Income Fund	à	Hodges Blue Chip Equity Income Fund

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS

The Acquiring Funds will adopt the financial statements of the Target Funds, the accounting survivor of the Reorganizations. The financial highlights tables are intended to help you understand the Target Funds’ financial performance for the past five fiscal years and are included in the Target Funds’ Prospectus which is incorporated herein by reference. The audited financials of the Target Funds are also included in the Target Funds’ Annual Report which is incorporated herein by reference.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

Target Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL CLASS

	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$58.91	$57.39	$20.36	$37.76	$48.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.14)	(0.46)	(0.31)	(0.19)	(0.36)
Net realized and unrealized gain (loss) on investments	(7.17)	1.98	37.34	(17.21)	(7.15)
Total from investment operations	(7.31)	1.52	37.03	(17.40)	(7.51)

LESS DISTRIBUTIONS:
From net realized gain	(0.23)	-	-	-	(3.17)
Total distributions	(0.23)	-	-	-	(3.17)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$51.37	$58.91	$57.39	$20.36	$37.76
Total return	(12.44)%	2.70%	181.74%	(46.05)%	(14.45)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$150.9	$186.4	$210.7	$73.9	$177.4
Portfolio turnover rate	74%	96%	220%	107%	119%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37%	1.35%	1.40%	1.37%	1.34%
After fees waived and expenses absorbed[3]	1.18%	1.17%	1.16%	1.18%	1.18%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.48)%	(0.93)%	(1.03)%	(0.75)%	(0.97)%
After fees waived and expenses absorbed[3]	(0.29)%	(0.76)%	(0.79)%	(0.56)%	(0.81)%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.
3	Effective September 1, 2020, the Adviser contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.15% of the Retail Class’s daily net assets Effective September 1, 2021, the annual ratio of expenses returned to 1.18% of the Retail Class’s daily net assets.

Target Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL CLASS

	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.35	$25.28	$10.10	$18.13	$19.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	(0.15)	(0.13)	(0.07)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.01)	0.56	15.31	(6.58)	(0.54)
Total from investment operations	(1.02)	0.41	15.18	(6.65)	(0.66)

LESS DISTRIBUTIONS:
From net realized gain	(1.18)	(4.34)	-	(1.38)	(0.72)
Total distributions	(1.18)	(4.34)	-	(1.38)	(0.72)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$19.15	$21.35	$25.28	$10.10	$18.13
Total return	(4.68)%	1.12%	150.30%	(39.59)%	(2.96)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$139.4	$161.1	$183.2	$91.5	$354.5
Portfolio turnover rate	69%	67%	124%	81%	81%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.40%	1.38%	1.40%	1.33%	1.29%
After fees waived and expenses absorbed[3]	1.40%	1.36%	1.35%	1.33%	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.04)%	(0.62)%	(0.83)%	(0.43)%	(0.60)%
After fees waived and expenses absorbed[3]	(0.04)%	(0.60)%	(0.78)%	(0.43)%	(0.60)%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.
3	Effective September 1, 2020, the Adviser contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.37% of the Retail Class’s daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.40% of the Retail Class’s daily net assets.

Target Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

INSTITUTIONAL CLASS

	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$22.66	$26.51	$10.56	$18.85	$20.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05	(0.09)	(0.09)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.08)	0.58	16.04	(6.88)	(0.57)
Total from investment operations	(1.03)	0.49	15.95	(6.91)	(0.64)

LESS DISTRIBUTIONS:
From net realized gain	(1.18)	(4.34)	-	(1.38)	(0.72)
Total distributions	(1.18)	(4.34)	-	(1.38)	(0.72)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$20.45	$22.66	$26.51	$10.56	$18.85
Total return	(4.40)%	1.34%	151.14%	(39.46)%	(2.76)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$38.1	$46.8	$53.8	$32.2	$105.0
Portfolio turnover rate	69%	67%	124%	81%	81%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.15%	1.12%	1.15%	1.09%	1.04%
After fees waived and expenses absorbed[3]	1.15%	1.11%	1.10%	1.09%	1.04%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.22%	(0.36)%	(0.58)%	(0.18)%	(0.35)%
After fees waived and expenses absorbed[3]	0.22%	(0.35)%	(0.53)%	(0.18)%	(0.35)%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.
3	Effective September 1, 2020, the Adviser contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 1.12% of the Institutional Class’s daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.15% of the Institutional Class’s daily net assets.

Target Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL CLASS

	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$18.37	$17.34	$6.84	$11.13	$13.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13	0.02	(0.06)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.24)	2.15	10.56	(4.28)	(1.47)
Total from investment operations	(1.11)	2.17	10.50	(4.29)	(1.55)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.01)	-	(0.02)[2]	-
From net realized gain	(0.36)	(1.13)	-	-	(0.97)
Total distributions	(0.47)	(1.14)	-	(0.02)[2]	(0.97)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$16.79	$18.37	$17.34	$6.84	$11.13
Total return	(5.92)%	12.56%	153.51%	(38.53)%	(10.91)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$38.4	$17.6	$16.2	$4.0	$13.7
Portfolio turnover rate	56%	62%	136%	115%	137%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.78%	2.05%	2.48%	2.43%	1.50%
After fees waived and expenses absorbed[3]	1.29%	1.29%	1.29%	1.29%	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.24%	(0.67)%	(1.73)%	(1.21)%	(0.78)%
After fees waived and expenses absorbed[3]	0.73%	0.09%	(0.54)%	(0.07)%	(0.57)%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.

Target Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL CLASS

	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.66	$19.50	$13.11	$15.83	$15.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.12	0.13	0.15	0.12
Net realized and unrealized gain (loss) on investments	(1.28)	3.32	7.22	(1.56)	0.65
Total from investment operations	(1.13)	3.44	7.35	(1.41)	0.77

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.12)	(0.12)	(0.15)	(0.12)
From net realized gain	(1.37)	(2.16)	(0.84)	(1.16)	(0.68)
Total distributions	(1.52)	(2.28)	(0.96)	(1.31)	(0.80)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$18.01	$20.66	$19.50	$13.11	$15.83
Total return	(4.96)%	17.59%	56.53%	(10.66)%	5.52%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$27.9	$30.1	$26.1	$18.8	$24.0
Portfolio turnover rate	53%	79%	67%	51%	44%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.54%	1.49%	1.64%	1.47%	1.48%
After fees waived and expenses absorbed[3]	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.58%	0.39%	0.37%	0.73%	0.59%
After fees waived and expenses absorbed[3]	0.82%	0.58%	0.71%	0.90%	0.76%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.

APPENDIX C

OWNERSHIP OF SHARES OF THE TARGET FUNDS

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of July 7, 2023, the following shareholders were either a control person or principal shareholder of each Fund:

Control Persons - Hodges Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	Wells Fargo, Wachovia Securities Financial Holdings, LLC	Delaware	35.05%	Record

Principal Shareholders - Hodges Fund - Retail Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC FBO Its Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	19.15%	Record
Charles Schwab FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	16.01%	Record

Control Persons - Small Cap Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	Delaware	37.52%	Record
National Financial Services, LLC FBO Its Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 5th Floor Jersey City, NJ 07310	Fidelity Brokerage Company	Connecticut Massachusetts Rhode Island Texas	32.91%	Record

Principal Shareholders - Small Cap Fund - Retail Class Shares

Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC FBO Its Customers 1 New York Plaza, 39th Floor New York, NY 10004-1932	5.98%	Record
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	5.36%	Record

Control Persons - Small Cap Fund - Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC FEBO Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 5th Floor Jersey City, NJ 07310	46.70%	Record

Principal Shareholders - Small Cap Fund - Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.54%	Record
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	10.46%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.29%	Record
UBS WM USA Spec Custody A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.04%	Record

Control Persons - Small Intrinsic Value Fund

Name and Address	% Ownership	Type of Ownership
TD Ameritrade Inc. FEBO Customers P.O. Box 2226 Omaha, NE 68103-2226	64.77%	Record

Principal Shareholders - Small Intrinsic Value Fund - Retail Class

Name and Address	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	18.74%	Record
Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	6.61%	Record

Control Persons - Blue Chip Equity Income Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	Wells Fargo, Wachovia Securities Financial Holdings, LLC	Delaware	65.85%	Record

Principal Shareholders - Blue Chip Equity Income Fund - Retail Class

Name and Address	% Ownership	Type of Ownership
Charles Schwab FBO Its Customers 211 Main Street San Francisco, CA 94105	10.57%	Record
TD Ameritrade Inc. FEBO Customers P.O. Box 2226 Omaha, NE 68103-2226	7.67%	Record
National Financial Services LLC 499 Washington Blvd, 4th Floor Jersey City NJ 07310-1995	7.18%	Record

As of April 30, 2023, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds.

APPENDIX D

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Share Price

Shares of a Fund are sold at net asset value (“NAV”). The NAV of a Fund is determined at close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed Hodges Capital Management (the “Adviser”) as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities for each of the funds other than overseeing pricing service providers used by the Trust. This designation is, subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to oversee the Valuation Designee’s fair value determinations effectively. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.

In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund may invest directly or indirectly through underlying ETFs in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund or underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares. The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund have registered and offer Retail Class shares. The Hodges Small Cap Fund has also registered and offers Institutional Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.

Retail Class Shares

Retail Class shares of the Funds are sold at NAV without an initial sales charge and are subject to 12b-1 distribution and shareholder servicing fees of up to 0.25% of the average daily net assets of Retail Class shares. This means that 100% of your initial investment is placed into shares of a Fund. The minimum initial investment in Retail Class shares is $1,000, and the minimum subsequent investment is $100. A redemption/exchange fees of 1.00% of the amount redeemed/exchanged within 30 days of purchase applies.

Institutional Class Shares (Hodges Small Cap Fund only)

Institutional Class shares of the Hodges Small Cap Fund are sold at NAV without an initial sales charge. The minimum initial investment in Institutional Class shares of a Fund is $1,000,000, and the minimum subsequent investment is $100. The Fund offers Institutional Class shares primarily for proprietary accounts of institutions. Such institutions include financial institutions, pension plans, retirement accounts, qualified plans, and corporations, trusts, estates, religious and charitable organizations. Although not limited to the following, the Adviser (or in certain cases, Trust Officers) may waive or reduce the initial minimum investment in any of following circumstances:

●	Wrap accounts;

●	Retirement, defined benefit and pension plans;

●	Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;

●	Institutional clients of the Adviser;

●	Trustees and Officers of the Trust; and

●	Employees of the Adviser and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gift or Transfer to Minors Act accounts naming qualifying persons).

A redemption/exchange fees of 1.00% of the amount redeemed/exchanged within 60 days of purchase applies.

How to Purchase Shares

Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the “Hodges Fund,” or “Hodges Small Cap Fund,” or “Hodges Small Intrinsic Value Fund” or “Hodges Blue Chip Equity Income Fund” and mail to the applicable Fund:

via Regular mail:	via Overnight mail:
Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in a Fund, please call the Fund at 1-866-811-0224 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase. Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan. You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-866-811-0224 for more information about the Funds’ Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at a Fund’s discretion.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Hodges Fund,” or “Hodges Small Cap Fund,” or “Hodges Small Intrinsic Value Fund” or “Hodges Blue Chip Equity Income Fund.” The Funds will not accept payment in cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

●	full name;

●	date of birth (individuals only);

●	Social Security or taxpayer identification number; and

●	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by a Fund within a reasonable time of the request or if a Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 866-811-0224.

How to Redeem Shares

The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemptions from cash, cash equivalents, proceeds from the sale of the applicable Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the applicable Fund:

via regular mail:	via overnight mail:
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 866-811-0224. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-866-811-0224 for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash and securities redeemed in-kind remain at the risk of the market until they are sold and the shareholder will bear market risk until the securities are converted to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:
●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
●	The request must identify your account number;
●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with a Fund;

●	you request that a redemption be mailed to an address other than that on record with a Fund;

●	the proceeds of a requested redemption exceed $50,000;

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $1,000 for Retail Class shares as a result of redemptions you made, a Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed. If at any time your account balance falls below $500,000 for Institutional Class shares of the Small Cap Fund as a result of redemptions you made, the Small Cap Fund may notify you that, unless the account is brought up to at least $500,000 within 30 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Internet Transactions

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and its service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. Please contact the Fund at 866-811-0224 for assistance with setting up internet transactions.

Exchange Privilege

You may exchange Retail Class shares of a Fund for Retail class of shares of another Hodges Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund, as stated in the Prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. Also, if you hold a Fund through a financial intermediary, this privilege may be limited by the intermediary. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Retail Class shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Retail Class and Institutional Class shares of the Hodges Small Cap Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Adviser.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Hodges Small Cap Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Hodges Small Cap Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Hodges Small Cap Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Hodges Small Cap Fund reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Hodges Small Cap Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Hodges Small Cap Fund will notify affected shareholders in writing prior to any mandatory conversion.

Tools to Combat Frequent Transactions

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”

●	Rejecting or limiting specific purchase requests; and

●	Charging a 1.00% redemption charge if shares are held less than 30 days in the case of Retail Class shares and 60 days in the case of Institutional Class shares.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. Each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-866-811-0224 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Funds have adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act for Retail Class shares. Under the Retail Class 12b-1 Plan, Retail Class shares of the Funds are authorized to pay the Distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Funds and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for the Retail Class shares. The Distributor may pay any or all amounts received under the 12b-1 Plans to other persons for any distribution or service activity. The Board has authorized each Fund to pay First Dallas Securities, Inc., an affiliate of the Adviser, a portion of the 0.25% Rule 12b-1 fee for the services it provides to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges. In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

For the Blue Chip Equity Income Fund, dividends from net investment income, if any, are issued quarterly. For all other Funds, dividends from net investment income, if any, are generally made at least annually. For all Funds, capital gain distributions from net profits from the sale of securities are generally made at least annually. Each Fund typically distributes any undistributed net investment income, if any, in December. Capital gains distributions, if any, are also normally made in December, but a Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes. The distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.

Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to a Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. This general summary is based on the Code, the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a 30% withholding tax on: (a) income and dividends paid by a Fund and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

APPENDIX E

PRINCIPAL RISKS OF THE TARGET FUNDS

The following risks apply to the Target Funds:

The principal risks of investing in the Target Funds are discussed in order of relevance to the Target Funds:

Equity Risk (All Funds). Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment options such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. A Fund’s shares and the total return on your investment may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Smaller Company Risk (All Funds, except for the Blue Chip Equity Income Fund). Investments in smaller companies may be speculative, more volatile and involve greater risk than customarily is associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges or than the market averages in general. In addition, the Funds and other client accounts of the Adviser together may hold a significant percentage of a company’s outstanding shares. When making larger sales, a Fund might have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time. For these reasons, a Fund’s NAV may be volatile.

Large Company Risk (Hodges Fund and Blue Chip Equity Income Fund). Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk (All Funds). Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds may underperform when growth investing is in favor.

Sector-Focus Risk (All Funds). Each Fund may invest greater than 25% of its assets in one or more of the following sectors: basic materials, communications, consumer cyclical, consumer non-cyclical, energy, financial, industrial and technology. Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If a Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Cyclical Risk (Hodges Fund and Small Cap Fund). The Hodges Fund and Small Cap Fund each invests in the securities of companies in the consumer cyclical sector. Because companies in the consumer cyclical sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer cyclical products in the marketplace.

Financial Sector Risk (Small Intrinsic Value Fund). Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

The remaining risks are considered “principal risks” of investing in the Target Funds, regardless of the order in which they appear.

General Market Risk (All Funds). Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Management Risk (All Funds). Management risk describes a Fund’s ability to meet its investment objective based on the Adviser’s success or failure at implementing investment strategies for the Fund. The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.

Short Sales Risk (All Funds). Short sale strategies are riskier than “long” investment strategies. Short selling may harm a Fund’s investment performance if the Fund is required to close out a short position earlier than it had intended. This would occur if the lender required a Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Furthermore, until a Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, a Fund will incur certain transaction fees associated with short selling. Short sale strategies are often characterized as a form of leveraging or as speculative. A Fund will incur a loss as a result of a short sale if the market range of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. There is no assurance that these strategies will protect against losses or perform better than non-speculative strategies. Each Fund uses short sales to protect against losses due to general movements in market prices; however, no assurance can be given that such strategies will be successful or that consistent absolute returns will be achieved.

Foreign Securities Risk (All Funds). Foreign investments, including ADRs and similar investments, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Based on the principal investment strategies of the Funds, it is not expected that the Funds will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can, and often do, perform differently from U.S. markets.

Depositary Receipts Risk (All Funds). Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Futures and Options (Derivatives) Risk (All Funds). Each Fund may invest up to 10% of its net assets in futures and options. The use of derivative instruments involves risks different from, or greater than, the risks of investing directly in securities and more traditional investments. Derivative products are highly specialized investments that require investment techniques and risk analyses different than those associated with stocks. Each Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools. The use of derivatives requires an understanding not only of the underlying instruments, but the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, lack of availability due to new and developing markets, the risk that the counterparty to an over-the-counter (“OTC”) contract will fail to perform its obligations, or the risks arising from margin requirements and factors associated with such transactions.

Portfolio Turnover Risk (All Funds, except for the Blue Chip Equity Income Fund). High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Each Fund may have a portfolio turnover rate in excess of 100%.

Debt Security Risk (Blue Chip Equity Income Fund). The prices of debt securities generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a debt security, the more a change in interest rates affects the security’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Other types of securities also may be adversely affected from an increase in interest rates. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Convertible Security Risk (Blue Chip Equity Income Fund). As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

Currency Risk (All Funds, except for the Hodges Fund and Blue Chip Equity Income Fund). Investment in non-U.S. denominated securities involves increased risks due to fluctuations in exchange rates between the Fund’s base currency and the local currency of the investment. Due to currency fluctuations, there is more risk than an indirect investment in an equivalent security.

Preferred Stock Risk (Blue Chip Equity Income Fund and Small Intrinsic Value Fund). Preferred stocks are equity securities that often pay dividends and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It does not have the seniority of a bond and, unlike common stock; its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it can be changed or omitted by the issuer.

Risks of Companies in “Special Situations” (Hodges Fund). The Hodges Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (1) significant changes in industry structure through regulatory developments or shifts in competition; (2) a new or improved product, service, operation, or technological advance; (3) changes in senior management or other extraordinary corporate event; (4) differences in market supply of and demand for the security; or (5) significant changes in cost structure. The Fund’s performance could suffer from the Fund’s investments in “special situations.”

Emerging Markets Risk (All Funds). Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Investment Company and Exchange-Traded Fund Risk (Small Cap Fund and Small Intrinsic Value Fund). Investments in other investment companies, including ETFs (which may, in turn, invest in stocks, bonds, and/or other financial vehicles), involve substantially the same risks as investing directly in the instruments held by these entities. However, the investment may involve duplication of certain fees and expenses. By investing in an investment company or ETF, a Fund becomes a shareholder of that fund. As a result, Fund shareholders indirectly bear their proportionate share of the investment company’s or ETF’s fees and expenses which are paid by a Fund as a shareholder of the fund. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with a Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, a Fund’s investment in the fund may adversely affect the Fund’s performance. To the extent that a Fund invests in ETF’s, it is subject to additional risks that do not apply to conventional funds, including the risk that the market price of the ETF’s shares may trade at a discount to its NAV. Also, an active secondary trading market for an ETF’s shares may not develop or be maintained, or trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate. This could lead to a lack of market liquidity, thereby forcing a Fund to sell its shares in an underlying ETF for less than the shares’ NAV. Further, an ETF’s shares may be delisted from the securities exchange on which they trade. ETFs are also subject to the risks of the underlying securities or sectors in which they invest. The price movement of an index-based ETF may not track the underlying index and may result in a loss.

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

Hodges Fund,

Hodges Small Cap Fund,

Hodges Small Intrinsic Value Fund and

Hodges Blue Chip Equity Income Fund

each a series of Professionally Managed Portfolios

Managed by:
Hodges Capital Management

2905 Maple Ave,

Dallas, TX 75201

IN EXCHANGE FOR

SHARES OF THE

Hodges Fund,

Hodges Small Cap Fund,

Hodges Small Intrinsic Value Fund and

Hodges Blue Chip Equity Income Fund

each a series of Northern Lights Fund Trust II

Managed by:

Hodges Capital Management

2905 Maple Ave,

Dallas, TX 75201

1-866-811-0224

July 14, 2023

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
Hodges Fund	à	Hodges Fund
Retail Class Shares	à	Retail Class Shares

Hodges Small Cap Fund	à	Hodges Small Cap Fund
Retail Class Shares	à	Retail Class Shares
Institutional Class Shares	à	Institutional Class Shares

Hodges Small Intrinsic Value Fund	à	Hodges Small Intrinsic Value Fund
Retail Class Shares	à	Retail Class Shares

Hodges Blue Chip Equity Income Fund	à	Hodges Blue Chip Equity Income Fund
Retail Class Shares	à	Retail Class Shares

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund (each a “Predecessor Fund” and together the “Predecessor Funds”), each a series of Professionally Managed Portfolios (“PMP”), into Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund, respectively (each a “Fund” and together the “Funds”), which are each newly created series of Northern Lights Fund Trust II (“NLFT II”) (each a “Reorganization” and together the “Reorganizations”). In connection with the Reorganizations, each Predecessor Fund will transfer all of its assets to the corresponding Fund in return for shares of the Fund and the Fund’s assumption of certain of the Predecessor Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated July 14, 2023 (the “Prospectus/Proxy Statement/Prospectus”), relating to the Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling 1-866-796-7178. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED July 14, 2023

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Funds are not available. Copies of the Funds’ Annual Report and Semi-Annual Report may be obtained when available, without charge, upon request by calling 1-866-811-0224 or visiting https://hodgescapital.com/mutual-funds.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

●	the Prospectus of the Target Funds, dated July 29, 2022 (the “Target Funds Prospectus”) (File Nos. 033-12213 and 811-05037);

●	the Statement of Additional Information of the Target Funds, dated July 29, 2022 (the “Target Funds’ SAI”) (File Nos. 033-12213 and 811-05037); and

●	the Annual Report for the Target Funds for the fiscal year ended March 31, 2023 (the “Target Funds Annual Report”) (File No. 811-05037).”) (File No. 811-05037).

SUPPLEMENTAL FINANCIAL INFORMATION

Fee and expense information, including current fees and pro forma fees, is included by reference to the Proxy Prospectus. The Reorganization will not result in (1) a material change to the Fund’s investment portfolio due to investment restrictions, or (2) a change in accounting policies.

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The Trust

The Hodges Fund (“Hodges Fund”), Hodges Small Cap Fund (“Small Cap Value Fund”), Hodges Small Intrinsic Value Fund (“Small Intrinsic Value Fund”) and Hodges Blue Chip Equity Income Fund (“Blue Chip Equity Income Fund” and, together with Hodges Fund, Small Cap Value Fund and Small Intrinsic Value Fund, the “Funds” or individually, a “Fund”) are each series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010.

The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest.

Each Fund is a diversified series of the Trust. The Funds’ investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Hodges Fund, Small Intrinsic Value Fund and Blue Chip Equity Income Fund have each registered one class of shares: Retail Class. The Small Cap Value Fund has registered two classes of shares: Institutional Class shares and Retail Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

History of the Funds. The Funds are series of the Trust, and each commenced operations on September 25, 2023. Prior to becoming a series of the Trust, the Funds were organized as a series of Professionally Managed Portfolios, a Massachusetts business trust, and were known as the Hodges Fund (“Predecessor Hodges Fund”), Hodges Small Cap Fund (“Predecessor Small Cap Value Fund”), Hodges Small Intrinsic Value Fund (“Predecessor Small Intrinsic Value Fund”) and Hodges Blue Chip Equity Income Fund (“Predecessor Blue Chip Equity Income Fund” and, together with Predecessor Hodges Fund, Predecessor Small Cap Value Fund and Predecessor Small Intrinsic Value Fund, the “Predecessor Funds”). The Predecessor Hodges Fund commenced operations on October 9, 1992, and re-designated its original shares as Retail Class shares on November 28, 2008. The Predecessor Small Cap Fund commenced operations on December 18, 2007, and re-designated its original shares as Retail Class shares on November 28, 2008. The Predecessor Small Cap Fund’s Institutional Class shares commenced operations on December 12, 2008. The Predecessor Small Intrinsic Value Fund commenced operations on December 26, 2013, issuing Retail Class shares. The Predecessor Blue Chip Equity Income Fund commenced operations on September 10, 2009, issuing Retail Class shares.

The Trust’s Agreement and Declaration of Trust - General

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

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The Trust’s Agreement and Declaration of Trust – Shareholder Derivative Actions

A shareholder may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established by the Board to consider the merits of such action, has a personal financial interest in the action at issue.

Hodges Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Funds.

Investment Policies, Strategies and Associated Risks

The following information supplements the discussion of each Fund’s principal investment strategy as set forth in the Prospectus. There can be no assurance each Fund will achieve its investment objective. The Funds may invest in the following types of investments as indicated, each of which is subject to certain risks, as discussed below.

Diversification

Each Fund is a diversified mutual fund. This means that as to 75% of each Fund’s total assets, each Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. A Fund may be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

Equity Securities

Each Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which each Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Funds invest in the equity securities of small- and medium-sized companies, they will be exposed to the risks of small- and medium-sized companies. Since the Small Cap Fund and the Small Intrinsic Value Fund invest the majority of their assets in the equity securities of small cap companies, they will be exposed to the risks of those companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

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Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock; its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Securities

Each Fund may invest up to 25% of its net assets in U.S. dollar denominated foreign securities. All Funds except the Hodges Fund and the Blue Chip Equity Income Fund may also invest in non-U.S. dollar denominated securities as part of the 25% in foreign securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

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In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation; the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax. A Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes. To the extent that, as anticipated, such taxes are not offset by credits or deductions available to shareholders in a Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Funds will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Funds.

To the extent a Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting a Fund to the risk of fluctuating currency exchange rates pending settlement.

Other Investment Companies

Each Fund may invest in the securities of other registered investment companies, including money market mutual funds, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market fund) will be owned by a Fund, or it affiliated persons, as a whole. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses.

Section 12(d)(1)(A) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Funds in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Funds to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Funds enter into an agreement with the other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company (other than money market funds) is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).

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The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Exchange-Traded Funds

Each Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share (“NAV”). Investors in the Funds should be aware that index-based ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

Money Market Mutual Funds

Each Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. Money market mutual funds are regulated investment companies under the 1940 Act and the Funds will invest in money market funds in accordance with applicable rules and regulations with respect to investments in other investment companies. Please note that in addition to the advisory and operational fees a Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, a Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Illiquid Investments and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit, for example as a result of market developments or redemptions.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 (“1933 Act”) and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments.

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Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under the Fund’s liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Short Sales

Each Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. A Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, a Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 10% of the net assets of a Fund.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

At no time will any of the Funds invest more than 15% of their assets in repurchase agreements.

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Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are a form of borrowing that involves the sale of a debt security held by a Fund, with an agreement by the Fund to repurchase the security at a stated price, date and interest payment.

Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker dealers, and agree to repurchase the securities at the mutually agreed upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.

The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Fixed Income Securities

Fixed-income securities include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests. Fixed income securities that will be eligible for purchase by a Fund include investment grade corporate debt securities, those rated BBB or better by S&P® Global Ratings (“S&P®”) or Baa or better by Moody’s Investors Service©, Inc. (“Moody’s”) or their equivalent. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.

Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

Government Obligations

Each Fund may make short-term investments in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issuers of such entities as the Government National Mortgage Association (“GNMA”). Of these obligations, only those of the GNMA and T-Bills, are supported by the full faith and credit of the U.S. Treasury.

Agency Obligations

Each Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because it is not obligated by law to do so.

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Borrowing

Each Fund, except for the Hodges Fund, may engage in borrowing. Currently, the 1940 Act permits a Fund to borrow money from banks in amounts of up to one-third of a Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, a Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, the Funds do not contemplate borrowing money for investment purposes. Each Fund’s Investment Restriction regarding borrowing, except for the Hodges Fund, will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if such Fund’s asset coverage falls below the amount required by the 1940 Act.

Issuance of Senior Securities

Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of borrowing and certain other leveraging transactions. With respect to the Funds’ fundamental investment restriction relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose as discussed above. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Funds’ policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Securities Lending

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of securities lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. All investments made with the collateral are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

It is not anticipated that more than 5% of the value of each Fund’s portfolio securities will be subject to lending.

Options, Futures and Other Strategies

General

Each Fund may invest in options on equities, debt and stock indices (collectively, “options”). Each Fund may also invest in futures contracts and options on futures contracts (collectively, “futures”). Each Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions. The Funds will not invest in futures for speculative purposes.

The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, each Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Distributions and Tax Information.”

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with a Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1) Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

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(3) As described below, each Fund might be required to make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Options on Securities and Securities Indices

Each Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each Fund normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each Fund may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each Fund may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

Each Fund may also write covered put options that give the holder of the option the right to sell the underlying security to a Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. Each Fund may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

Each Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract.

Exclusion from Definition of Commodity Pool Operator.

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser will take all necessary regulatory action, including filing a notice of exemption from registration as a “commodity pool operator” with respect to the Funds, prior to the execution of any transactions involving futures. Upon filing a notice of exemption, the Funds and the Adviser would not be subject to registration or regulation as a commodity pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Funds would be significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

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Use of Derivatives, Hedging and Income Transactions

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule.

Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or it can decide to treat all such transactions as derivatives transactions.

Compliance with these new requirements will be required by August 19, 2022. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

The Funds are classified as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user each Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote.

Short-Term Investments

Each Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, each Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P’s Global Ratings, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix S.

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Asset-Backed Securities

The Funds may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Banks (“FHLB”) or Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Some of these obligations are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide, or continue to provide, financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. As a result, there is a risk that these entities will default on a financial obligation.

The U.S. Treasury has historically had the authority to purchase obligations of FNMA and FHLMC (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the Federal Housing Finance Authority (“FHFA”) to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

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In 2012 the FHFA initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie May, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of the GSEs and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages and are instead remitted by the GSEs to CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche and this structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs are required to buy back all of the CRT tranches at par in 10 years.

In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target by December 31, 2018. In 2017, Fannie Mae and Freddie Mac reduced their mortgage portfolios appropriately and, as a result, each met the December 31, 2017 portfolio targets of $288 billion. Fannie Mae and Freddie Mac are also now below the $250 billion cap for year-end 2018.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

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Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Funds will only invest in SMBS whose mortgage assets are U.S. Government obligations and are backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund, to the extent that it is invested in such securities and desires to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. However, as described above, the U.S. Government has taken steps with respect to FNMA and FHLMC to ensure that they are able to fulfill their financial obligations. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, a Fund makes no payment to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Fund will segregate liquid assets equal in value to commitments for when-issued securities, which may reduce but does not eliminate leverage.

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Additional Risks.

Risks Associated With Recent Market Events

The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in health care service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established health care systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Funds and the securities in which the Funds invest may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and may result in the further decline of the value and liquidity of Russian securities, a continued weakening of the ruble and continued exchange closures, and may have other adverse consequences on the Russian economy that could impact the value of Russian investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

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Europe Recent Events Risk.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom (“UK”) has formally withdrawn from the European Union (“EU”) and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The UK and EU reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating to the trading of goods, however, this does not cover financial services. Each Fund may face risks associated with the potential uncertainty and consequences of the new relationship between the UK and EU, including volatility in exchange and interest rates and politically divergent national laws and regulations. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not each Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and relative liquidity of each Fund’s investments. The occurrence of terrorist incidents throughout Europe could also impact financial markets.

Government Intervention in Financial Markets Risk

Instability in the financial markets may lead the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that may experience extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Special Risks Related to Cyber Security

The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber-attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Fundamental Investment Limitations

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of each Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

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As a matter of fundamental policy:

The Hodges Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.(a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.

3. Purchase securities on margin, participate on a joint basis or joint and several basis in any securities trading account or underwrite securities. (Does not preclude the Hodges Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

5. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Hodges Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

6. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Hodges Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

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As a matter of fundamental policy:

The Small Cap Fund may not:

1. Make loans to others, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Small Cap Fund.

2.(a) Purchase securities on margin, borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Small Cap Fund.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets. Initial or variation margin for futures contracts will not be deemed to be pledges of the Small Cap Fund’s assets.

3. Act as an underwriter of securities of other issuers, except insofar as the Small Cap Fund may be deemed as an underwriter under the Securities Act of 1933, as amended, in connection with the purchase or sale of a portfolio security.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Small Cap Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; however, the Small Cap Fund may invest in debt securities secured by real estate or interests therein or in securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.

6. Invest 25% or more of the value of its assets in the securities of companies engaged in any one industry or group of related industries. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

As an example, and without limiting the generality of the above restrictions, pursuant to Investment Restriction No. 1 above, the Small Cap Fund is permitted under the 1940 Act to lend its portfolio securities from time to time under certain conditions and to engage in certain securities lending programs pursuant to certain exemptive orders and interpretative positions issued by the SEC. As another example, pursuant to Investment Restriction No. 2 above, under the 1940 Act, the Small Cap Fund is permitted to borrow from banks in an amount up to 33-1/3% of the Small Cap Fund’s total assets and engage in certain transactions which may constitute the issuance of senior securities under the Act (such as futures contracts and reverse repurchase agreements) if certain conditions are meet. The Small Cap Fund’s use of these techniques is described in the Prospectus and in this SAI.

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As a matter of fundamental policy:

The Small Intrinsic Value Fund may not:

1. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer;

2. Make loans to others, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Fund.

3.(a) Purchase securities on margin, borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Fund.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets. Initial or variation margin for futures contracts will not be deemed to be pledges of a Fund’s assets.

4. Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed as an underwriter under the Securities Act of 1933, as amended, in connection with the purchase or sale of a portfolio security.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; however, a Fund may invest in debt securities secured by real estate or interests therein or in securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.

7. Invest 25% or more of the value of its assets in the securities of companies engaged in any one industry or group of related industries. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

As an example, and without limiting the generality of the above restrictions, pursuant to Investment Restriction No. 2 above, the Small Intrinsic Value Fund is permitted under the 1940 Act to lend its portfolio securities from time to time under certain conditions and to engage in certain securities lending programs pursuant to certain exemptive orders and interpretative positions issued by the SEC. As another example, pursuant to Investment Restriction No. 3 above, under the 1940 Act, the Small Intrinsic Value Fund is permitted to borrow from banks in an amount up to 33-1/3% of the Fund’s total assets and engage in certain transactions which may constitute the issuance of senior securities under the Act (such as futures contracts and reverse repurchase agreements) if certain conditions are meet. The Small Intrinsic Value Fund’s use of these techniques is described in the Prospectus and in this SAI, as applicable.

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As a matter of fundamental policy:

The Blue Chip Equity Income Fund may not:

1. With respect to the 75% of the Fund’s total assets, invest more than 5% of the Fund’s total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer;

2. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions;

3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities);

5. Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

7. Make loans of money (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Management of the Funds

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011. The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) setting the agendas for board meetings and (d) ensuring board members are provided necessary materials in advance of each board meeting. The Trust believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, each of its Fund and each shareholder.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills. The Board of Trustees reviews its leadership structure regularly on at least an annual basis. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the Fund that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the Fund individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of Fund that comprise the Trust; the variety of asset classes that those Fund reflect; the net assets of the Trust; the committee structure of the Trust; and the independent arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

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Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight.

The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and oversees the Trust’s service providers’ adherence to the Trust’s policies and procedures.

Investment advisers managing the Trust’s series report to the Trust’s CCO and the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the CCO and the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO conducts on-going and continuous compliance testing and presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President, Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over twenty years of experience in the investment management and brokerage business including a focus in compliance, legal and regulatory oversight and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, and since December 2022, has been the President of TTS Associates, Inc., each a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc., and also serves as a Trustee, the Chairman of the Valuation Committee, and a Member of the Audit Committee of the Wildermuth Endowment Fund, a registered closed-end fund operating as an interval fund. Keith Rhoades held various accounting roles at Union Pacific Railroad, including Senior Director of General Ledger/Financial Research. Randy Skalla has more than 20 years of investment management experience including serving as President of L5 Enterprises, Inc. since 2001 and from 2001 through 2017 Mr. Skalla was a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee, Compensation Committee and the Nominating Committee (“Standing Board Committees”). Inclusion of all Independent Trustees as members of all three of the Standing Board Committees allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

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Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Fund (from 2003 to 2018).	4	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services firm); President, TTS Associates, Inc. (financial services) (since December 2022.	4	Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	4	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	4	NONE
Randy Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	4	NONE

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Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin Wolf 1969	President since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President, Head of Fund Administration and Product of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2019), President, Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (2012 - 2019).	N/A	N/A
Erik Naviloff 1968	Treasurer since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2012).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (January 2014 to December 2018).	N/A	N/A
Emile Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.
**	As of March 31, 2023, the Trust was comprised of 18 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Hodges Fund, the Small Cap Fund, the Small Intrinsic Value Fund, and the Blue Chip Equity Income Fund and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series not included in the Fund Complex.

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Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually. During the fiscal year ended November 30, 2021, the Audit Committee met ten times.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the Independent Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the Independent Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the Independent Trustees. The Compensation Committee will generally meet annually.

Trustee Compensation

Each Trustee will receive a quarterly fee of $21,250 (the “Trustee Fee”) to be paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee will also receive reimbursement for any reasonable expenses incurred attending the regular quarterly meetings of the Trust. In addition to the Trustee Fee, the Audit Committee Chairman will receive an additional quarterly fee of $4,000 and the Chairman of the Trust will receive an additional quarterly fee of $5,250. For special in-person meetings, each Trustee will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which fees will generally be paid by the Adviser requesting the special in-person meeting. None of the executive officers will receive compensation from the Trust.

The following table details the estimated amount of compensation the Trustees will receive from the Funds and the Fund Complex for the fiscal year ending March 31, 2024.

Name	Hodges Fund	Hodges Small Cap Fund	$4,103	Hodges Blue Chip Equity Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees***
Thomas T. Sarkany	$4,103	$4,103	$4,103	$4,103	None	None	$16,402
Anthony Lewis	$4,103	$4,103	$4,875	$4,103	None	None	$16,402
Keith Rhoades*	$4,875	$4,875	$4,103	$4,875	None	None	$19,500
Randy Skalla	$4,103	$4,103	$5,116	$4,103	None	None	$16,402
Brian Nielsen**	$5,116	$5,116	$4,103	$5,116	None	None	$20,464

*	Mr. Rhoades also serves as Chairman of the Audit Committee.
**	Mr. Nielsen also serves as Chairman of the Board.
***	There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund and Blue Chip Equity Income Fund, and not to any other series of the Trust.

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Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds and other series of the Trust as of December 31, 2022:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randal Skalla	None	None
Brian Nielsen	None	None

As of December 31, 2022, the Trustees and officers, as a group, owned less than 1.00% of each of the Predecessor Fund’s outstanding shares and the Fund Complex’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of July 7, 2023, the following shareholders were considered to be either a control person or principal shareholder of each Predecessor Fund:

Control Persons - Hodges Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	Wells Fargo, Wachovia Securities Financial Holdings, LLC	Delaware	35.05%	Record

Principal Shareholders - Hodges Fund - Retail Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC FBO Its Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	19.15%	Record
Charles Schwab FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	16.01%	Record

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Control Persons - Small Cap Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	Delaware	37.52%	Record
National Financial Services, LLC FBO Its Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 5th Floor Jersey City, NJ 07310	Fidelity Brokerage Company	Connecticut Massachusetts Rhode Island Texas	32.91%	Record

Principal Shareholders - Small Cap Fund - Retail Class Shares

Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC FBO Its Customers 1 New York Plaza, 39th Floor New York, NY 10004-1932	5.98%	Record
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	5.36%	Record

Control Persons - Small Cap Fund - Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC FEBO Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 5th Floor Jersey City, NJ 07310	46.70%	Record

Principal Shareholders - Small Cap Fund - Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.54%	Record
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	10.46%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.29%	Record
UBS WM USA Spec Custody A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.04%	Record

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Control Persons - Small Intrinsic Value Fund

Name and Address	% Ownership	Type of Ownership
TD Ameritrade Inc. FEBO Customers P.O. Box 2226 Omaha, NE 68103-2226	64.77%	Record

Principal Shareholders - Small Intrinsic Value Fund - Retail Class

Name and Address	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	18.74%	Record
Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	6.61%	Record

Control Persons - Blue Chip Equity Income Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 N. Jefferson Ave. Mail Code MO3970 Saint Louis, MO 63103-2287	Wells Fargo, Wachovia Securities Financial Holdings, LLC	Delaware	65.85%	Record

Principal Shareholders - Blue Chip Equity Income Fund - Retail Class

Name and Address	% Ownership	Type of Ownership
Charles Schwab FBO Its Customers 211 Main Street San Francisco, CA 94105	10.57%	Record
TD Ameritrade Inc. FEBO Customers P.O. Box 2226 Omaha, NE 68103-2226	7.67%	Record
National Financial Services LLC 499 Washington Blvd, 4th Floor Jersey City NJ 07310-1995	7.18%	Record

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Investment Adviser

Hodges Capital Management, Inc. acts as investment advisor to each Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust with respect to each of the Funds. The Adviser is located at 2905 Maple Avenue, Dallas, Texas 75201. Craig Hodges and Clark Hodges are each control persons of the Adviser.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreements, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and payable monthly, based on the percentage rate shown below of each Fund’s average daily net assets.

Fund	Management Fee
Hodges Fund	0.85%
Small Cap Fund	0.85%
Small Intrinsic Value Fund	0.85%
Blue Chip Equity Income Fund	0.65%

The Predecessor Hodges Fund paid the following fees to the Adviser for the fiscal years shown:

Predecessor Hodges Fund Fiscal Year Ended,	Fees Accrued	Fees Waived	Net Fees Paid to Adviser
March 31, 2023	$1,276,349	$285,080	$991,269
March 31, 2022	$1,892,434	$(407,722)	$1,484,712
March 31, 2021	$1,166,288	$(330,265)	$836,023

The Predecessor Small Cap Fund paid the following fees to the Adviser for the fiscal years shown:

Predecessor Small Cap Fund Fiscal Year Ended,	Fees Accrued	Fees Waived/Recouped	Net Fees Paid to Adviser
March 31, 2023	$1,571,966	$0	$1,571,966
March 31, 2022	$2,002,205	($41,823)	$1,960,382
March 31, 2021	$1,441,315	($93,714)	$1,347,601

The Predecessor Small Intrinsic Value Fund paid the following fees to the Adviser for the fiscal years shown:

Predecessor Small Intrinsic Value Fund Fiscal Year Ended,	Fees Accrued	Fees Waived	Net Fees Paid to Adviser
March 31, 2023	$209,848	$120,325	$89,523
March 31, 2022	$144,230	$(128,404)	$15,826
March 31, 2021(1)	$94,691	$(132,627)	$(37,936)

(1)	In addition to waiving all of its advisory fees, the Adviser paid $37,936 in other expenses.

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The Predecessor Blue Chip Equity Income Fund paid the following fees to the Adviser for the fiscal years shown:

Predecessor Blue Chip Equity Income Fund Fiscal Year Ended,	Fees Accrued	Fees Waived	Net Fees Paid to Adviser
March 31, 2023	$176,025	$65,638	$109,987
March 31, 2022	$185,605	$(54,986)	$130,619
March 31, 2021	$152,994	$(80,210)	$72,784

The use of the name “Hodges” by each Fund is pursuant to a license granted by the Adviser, and in the event an Advisory Agreement with a Fund is terminated, the Adviser has reserved the right to require the Fund to remove any references to the name “Hodges.”

The Advisory Agreements continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of a Fund, and (2) a majority of the Trustees who are not interested persons of any party to an Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time, without penalty, by either party to an Advisory Agreement upon 60 days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act. The Advisory Agreements may also be terminated by Fund shareholders without penalty.

The Adviser has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) in order to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) will not exceed the amounts shown below as a percentage of each Fund’s average daily net assets (the “Expense Cap”). The Expense Cap for Funds will remain in effect at least through September 30, 2025. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and expenses were paid. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. Prior to September 1, 2021, the expense cap for the Predecessor Hodges Fund and Predecessor Hodges Small Cap Fund was 0.90% and 1.12% of each Fund’s average daily net assets, respectively.

Fund	Expense Cap
Hodges Fund	0.93%
Small Cap Fund	1.15%
Small Intrinsic Value Fund	1.04%
Blue Chip Equity Income Fund	1.05%

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund upon 60 days’ prior written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Funds in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Funds, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on January 25, 2023. Prior to entering into this Advisory Agreement, the Adviser managed each of the Predecessor Funds under separate investment advisory agreements with Professionally Managed Portfolios.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Funds and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Portfolio Managers

The Hodges Fund is managed by Messrs. Craig D. Hodges and Eric J. Marshall, CFA who serve as co-portfolio managers of the Hodges Fund. The Small Cap Fund is managed by Messrs. Craig D. Hodges, Eric J. Marshall, CFA and Gary M. Bradshaw. The Blue Chip Equity Income Fund is managed by Messrs. Craig D. Hodges and Gary M. Bradshaw. The Small Intrinsic Value Fund is a team-managed portfolio. Mr. Eric J. Marshall, CFA serves as the lead portfolio manager of the Small Intrinsic Value Fund portfolio team, which includes Messrs. Chris Terry, CFA and Derek Maupin.

Other Accounts Managed by Portfolio Managers. The following provides information regarding other accounts managed by Mr. Craig D. Hodges as of March 31, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	356,919,206	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	414	441,784,058	0	0

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The following provides information regarding other accounts managed by Mr. Eric J. Marshall as of March 31, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	367,302,568	0	0
Other Pooled Investment Vehicles	2	62,276,305	0	0
Other Accounts	52	61,262,085	0	0

The following provides information regarding other accounts managed by Mr. Gary M. Bradshaw as of March 31, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	205,907,606	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	71	84,389,377	0	0

The following provides information regarding other accounts managed by Mr. Chris R. Terry as of March 31, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	1	38,391,363	0	0
Other Pooled Investment Vehicles	2	62,276,305	0	0
Other Accounts	0	0	0	0

The following provides information regarding other accounts managed by Mr. Derek R. Maupin as of March 31, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	1	38,891,363	0	0
Other Pooled Investment Vehicles	2	62,276,305	0	0
Other Accounts	5	4,302,849	0	0

Portfolio Manager Compensation. The portfolio managers’ compensation consists of a fixed salary that is set by industry standards. Their salary is not based on a Fund’s performance. However, there is the potential for the portfolio managers to receive a bonus based on increases in assets as part of their compensation. The portfolio managers also receive half of the compensation on personal advisory accounts that they manage. The portfolio managers do not receive deferred compensation.

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Material Conflicts of Interest. Because the Adviser performs investment management services for various clients, certain conflicts of interest could arise. The Adviser may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to a Fund. The Adviser will have no obligation to purchase or sell for a Fund, or to recommend for purchase or sale by a Fund, any security that the Adviser, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Adviser buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Portfolio Managers’ Ownership of the Funds. The following indicates the beneficial ownership of each portfolio manager in the Funds as of March 31, 2023.

Dollar Range of Equity Securities (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000-$500,001-$1,000,000, Over $1,000,000) in the:
Name of Portfolio Manager	Hodges Fund	Small Cap Fund	Small Intrinsic Value Fund	Blue Chip Equity Income Fund
Craig D. Hodges	Over $1,000,000	Over $1,000,000	$100,001-$500,000	$50,001-$100,000
Eric J. Marshall	$50,001-$100,000	$500,001-$1,000,000	$500,001-$1,000,000	$10,001-$50,000
Gary M. Bradshaw	$50,001-$100,000	$500,001-$1,000,000	$500,001-$1,000,000	$10,001-$50,000
Derek R. Maupin	$10,001-$50,000	$1-$10,000	$100,001-$500,000	None
Chris R. Terry	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	None

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Ultimus Fund Solution, LLC (“UFS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Administrator”), acts as administrator for the Funds, subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. UFS may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

The Administration Service Agreement is terminable by the Board or UFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of UFS or reckless disregard of its obligations thereunder, UFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, UFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration services. All basis point fees will be calculated based upon the average net assets of the Fund complex for the previous month.

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The tables below show the fees incurred by each Predecessor Fund to its prior administrator for administrative services.

Predecessor Hodges Fund

Fees paid to the Administrator
Fiscal year ended March 31, 2023	$79,188
Fiscal year ended March 31, 2022	$119,356
Fiscal year ended March 31, 2021	$86,971

Small Cap Fund

Fees paid to the Administrator
Fiscal year ended March 31, 2023	$105,308
Fiscal year ended March 31, 2022	$127,406
Fiscal year ended March 31, 2021	$101,109

Small Intrinsic Value Fund

Fees paid to the Administrator
Fiscal year ended March 31, 2023	$20,956
Fiscal year ended March 31, 2022	$18,401
Fiscal year ended March 31, 2021	$23,193

Blue Chip Equity Income Fund

Fees paid to the Administrator
Fiscal year ended March 31, 2023	$26,018
Fiscal year ended March 31, 2022	$22,495
Fiscal year ended March 31, 2021	$30,748

Custodian

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, WI 53212, (the “Custodian”), serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Funds pay a compliance service fee to NLCS.

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Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Funds.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”), serves as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between the Funds and the Distributor (the “Distribution Agreement”), the Distributor acts as the Funds’ principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Funds’ shares. the Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement between the Funds and the Distributor will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

12b-1 Distribution Plan

Each Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which each Fund’s Retail Class shares pays the Distributor an amount which is accrued daily and paid quarterly. The Hodges Fund and the Small Cap Fund each have a “reimbursement plan” which means that each Fund’s Plan may make payments of up to 0.25% of the Fund’s average daily net assets as reimbursement for expenses incurred. The Small Intrinsic Value Fund and the Blue Chip Equity Fund each have a “compensation plan” which means that each Fund’s Plan may make payments of 0.25% of the Fund’s average daily net assets regardless of the distribution expenses incurred. The Board has authorized each Fund to pay First Dallas Securities, Inc., an affiliate of the Adviser, a portion out of the 0.25% Rule 12b-1 fee for the services it provides to shareholders. Amounts paid under the Plan, by each Fund, are paid to the Distributor to compensate broker-dealers and service providers that provide distribution-related services to the Retail Class for the costs of the services provided and the expenses borne in the distribution of a Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of a Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to a Fund in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to a Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding a Fund and providing other services to a Fund as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor in its capacity as the Funds’ principal underwriter and distribution coordinator, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of a Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

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The allocation of 12b-1 fees for the fiscal year ended March 31, 2023, is shown in the table below.

	Advertising & Marketing	Presentations/ Roadshows	Printing & Postage	Payment to Distributor	Compensation to Broker-Dealer	Payment to Sales Personnel	Other Expenses	Interest, carrying or other financing charges	Total 12b-1 Fees Incurred
Predecessor Hodges Fund	$0	$0	$0	$0	$375,397	$0	$0	$0	$375,397
Predecessor Small Cap Fund	$0	$0	$0	$0	$360,227	$0	$0	$0	$360,227
Predecessor Small Intrinsic Value Fund	$0	$0	$0	$0	$61,720	$0	$0	$0	$61,720
Predecessor Blue Chip Equity Income Fund	$0	$0	$0	$0	$67,702	$0	$0	$0	$67,702

Sub-Accounting Service Fees

In addition to the fees that the Funds may pay to their Transfer Agent, the Board has authorized the Funds to pay service fees, at the annual rate of up to 0.10% of applicable average net assets or $22 per account to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Any sub-accounting fees paid by the Funds are included in the total amount of “Other Expenses” listed in each Fund’s Fees and Expenses table in the Prospectus.

The Funds pay certain financial intermediaries fees for sub-accounting services or other shareholder services. For the fiscal year ended March 31, 2023, the Predecessor Funds paid the following amounts for sub-accounting services:

Sub-Accounting Services Fees
Predecessor Hodges Fund	$70,409
Predecessor Small Cap Fund	$157,654
Predecessor Small Intrinsic Value Fund	$8,406
Predecessor Blue Chip Equity Income Fund	$8,024

Marketing And Support Payments

The Adviser, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of a Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives.

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Such meetings may be held for various purposes, including providing education and training about a Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

During the Funds’ fiscal year, the following financial intermediaries were paid out the Adviser’s revenues:

Firm

National Financial Services LLC

Charles Schwab & Company, Inc.

TD Ameritrade Clearing

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of a Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund’s shares.

Finder’s Fees. The Adviser or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreements, the Adviser determines which securities are to be purchased and sold by a Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by Financial Industry Regulatory Authority (“FINRA”) and the SEC.

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While it is the Adviser’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Adviser, even if the specific services are not directly useful to a Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for a Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual funds. In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

Each Fund does not affect securities transactions through brokers in accordance with any formula, nor does it affect securities transactions through brokers for selling shares of a Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of a Fund for their customers. In addition, the Adviser has in the past and expects to continue to use its affiliated broker-dealer, First Dallas Securities, Inc. (“First Dallas”) to execute a substantial portion of a Fund’s portfolio securities transactions. All such transactions are subject to the requirement that the Adviser seek to obtain best execution for all portfolio transactions. The Adviser has represented to the Funds that it will not execute portfolio transactions through First Dallas unless the use of First Dallas satisfies the Adviser’s duty of best execution and was in the best interest of the Fund. The Board continually reviews the Adviser’s use of First Dallas.

The table below shows the amount of aggregate brokerage commissions incurred and the allocation of such fees by the Predecessor Funds for the fiscal years ended March 31:

Aggregate Brokerage Commissions	2023	2022	2021
Predecessor Hodges Fund	$256,109	$366,573	$867,145
Predecessor Small Cap Fund	$245,571	$308,031	$526,948
Predecessor Small Intrinsic Value Fund	$52,431	$26,006	$49,182
Predecessor Blue Chip Equity Income Fund	$8,248	$12,144	$12,060

Of the above amounts, the Funds paid the following amounts in commissions to First Dallas Securities, Inc., a broker/dealer affiliated to the Adviser, for the fiscal years ended March 31:

Affiliated Broker Commissions	2023		2022		2021
Predecessor Hodges Fund	$114,306	(44.63)%	$186,190	(50.79)%	$654,812	(75.51)
Predecessor Small Cap Fund	$67,486	(27.48)%	$113,528	(36.86)%	$338,807	(64.30)
Predecessor Small Intrinsic Value Fund	$15,514	(29.59)%	$17,862	(68.68)%	$43,216	(87.87)
Predecessor Blue Chip Equity Income Fund	$4,133	(50.11)%	$9,524	(78.43)%	$7,420	(61.53)

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The following was paid to firms for research, statistical or other services provided to the Adviser:

Brokerage Commissions Used for Research
Predecessor Hodges Fund	$141,803.00
Predecessor Small Cap Fund	$178,085.00
Predecessor Small Intrinsic Value Fund	$36,917.00
Predecessor Blue Chip Equity Income Fund	$4,115.00

The Funds did not own any securities of their regular brokers or dealers, as of the fiscal year ended March 31, 2023.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds and may result in a greater number of taxable transactions.

The Predecessor Funds’ portfolio turnover rates for the following fiscal years are shown in the tables below.

Portfolio Turnover Rate	2023	2022
Predecessor Hodges Fund	74%	96%
Predecessor Small Cap Fund	69%	67%
Predecessor Small Intrinsic Value Fund	56%	62%
Predecessor Blue Chip Equity Income Fund	53%	79%

During periods of abnormal market volatility, these Funds have historically experience above-average turnover, as portfolio managers look to capitalize on mispricing that may occur among individual stocks during extreme market disruptions.

Code of Ethics

The Fund, the Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. The Proxy Voting Policies of the Adviser are included as Appendix B.

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The Adviser has adopted Proxy Policies that underscore the Adviser’s concern that all proxy voting decisions be made in the best interest of each Fund’s shareholders. The Adviser considers each proxy proposal individually and makes decisions on a case-by-case basis. At all times, however, the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of a Fund. The Adviser believes that market conditions and other economic considerations will influence how decisions are made on proxy proposals. Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 30 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 1-866-811-0224 and on the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings in regulatory filings and shareholder reports, as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. The Funds disclose their portfolio holdings directly to shareholders by mailing said annual and semi-annual shareholder reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds file their portfolio holdings in periodic reports with the SEC on Forms N-CSR, and N-PORT on a sixty day lag and on Form N-CEN on a, 75 days lag, at, the end of the relevant quarter/semi-annual or annual period. These filings are available to the public on the SEC’s website at SEC.gov.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

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Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Funds disclose their complete calendar quarter-end portfolio holdings on their website at https://hodgescapital.com/mutual-funds within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Funds will remain posted on the website until updated by required regulatory filings with the SEC. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website. In addition, each Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S Bank, National Association. U.S. Bank, National Association is custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Tait, Weller & Baker LLP., Tait, Weller & Baker LLP, is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing other audit, tax and related services to the Funds.

Alston & Bird, LLP. Alston & Bird, LLP is counsel to the Trust; therefore, its personnel have access to the Funds’ portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Blank Rome, LLP. Blank Rome, LLP is counsel to the Independent Trustees.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

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Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Share Price,” the net asset value (“NAV”) of each Fund’s shares, by class, is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be fair valued by the Valuation Designee, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by a Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before a Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board as

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discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of a Fund’s NAV by short-term traders. In addition, because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are not readily available or deemed unreliable, a Fund may value securities at fair value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

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The Funds may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Funds will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the respective Fund at the address below to obtain a form for providing written notice to the Trust:

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

Each Fund has elected to qualify and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code, for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund. If a Fund does not qualify as a regulated investment company, it may be taxed as a corporation.

In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. Each Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the market value of such Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other

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regulated investment companies) that such Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of such Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of such Fund’s net tax-exempt interest, if any. Following the enactment of the Regulated Investment Company Act of 2010, if a Fund fails to satisfy these qualifying income and asset tests, and such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances.

If a Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year (and such failure is not subject to cure as discussed above), it will be treated as a corporation for federal income tax purposes. Such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of such Fund.

In addition to the taxable year 90% distribution requirement described in the previous paragraph, and in order to avoid the imposition of a nondeductible 4% excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any amounts from prior years that were not distributed and on which no federal income tax was paid. The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus.

Net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Predecessor Fund.

For the fiscal year ended March 31, 2023, the Predecessor Blue Chip Equity Fund had long-term capital loss carryovers of $780,021, which do not expire. The Predecessor Hodges Fund, the Predecessor Small Cap Fund and the Predecessor Small Intrinsic Value Fund did not have any capital loss carryovers. for the fiscal year ended March 31, 2023.

Under recently enacted legislation, capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset capital gains of the Funds in future years.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

A Fund or the securities dealer affecting a redemption of the Fund’s shares by a shareholder will be required to file information reports with the Internal Revenue Service (“IRS”) with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax on taxable dividends, redemptions and other payments made to accounts of individual or other non–exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

The Funds may receive dividend distributions from U.S. corporations. To the extent that the Funds receive such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Funds may be entitled to the “dividends received” deduction. Availability of the deduction is subject to certain holding period and debt–financing limitations.

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Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or qualified dividend income. Under current law, distributions of certain qualified dividend income paid out of the Funds’ investment company taxable income may be taxable to non-corporate shareholders at long-term capital gain rates, which are currently significantly lower than the highest rate that applies to ordinary income.

Each Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency–denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark–to–market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund’s shares acquired by the shareholder.

Section 475 of the Code requires that a “dealer” in securities must generally “mark to market” at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The “mark to market” rules do not apply, however, to a security held for investment which is clearly identified in the dealer’s records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the “mark to market” rules. Shares of a Fund held by a dealer in securities will be subject to the “mark to market” rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

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Redemptions of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized upon the redemption of shares within six months from their date of purchase will be treated as a long–term capital loss to the extent of distributions of long–term capital gain dividends during such six–month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non–U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

In addition, the 2017 Tax Cuts and Jobs Act requires that taxpayers, such as the Fund, that use an accrual method of accounting for U.S. federal income tax purposes are generally required to include certain amounts in income no later than the time such amounts are reflected on such taxpayer’s applicable financial statements. Certain fees treated as OID may be included as income for financial statement purposes when received (as opposed to being accrued into income over the term of the debt instrument), which may thus require such amounts be treated as taxable income of the Fund upon their receipt.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

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Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompanies each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Dividends and Distributions

The Funds will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is each Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long–term capital gain or loss recognition or otherwise producing short–term capital gains and losses, although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long–term capital gain or loss recognition or otherwise producing long–term capital gains and losses, the Fund will have a net long–term capital gain. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by each Fund reduces the Fund’s NAV per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Funds unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

There are and will likely continue to be proposals for amendments to federal income tax laws that could, if enacted, have adverse effects on the Funds, their investments or their shareholders. Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in a Fund. Alston & Bird LLP has expressed no opinion in respect thereof.

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Financial Statements

The Predecessor Funds’ annual report to shareholders for the fiscal year ended March 31, 2023, is available, without charge, upon request by calling 1-866-811-0224 and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

●	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

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Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

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Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

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Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Short-term vs. Long-term Ratings

	Long Term	Short Term
Investment Grade	Aaa	
	Aa1	
	Aa2	
	Aa3	Prime-1
	A1	
	A2	
	A3	
	Baa1	Prime-2
	Baa2	Prime-3
	Baa3	
Speculative Grade	Ba1	
	Ba2	
	Ba3	
	B1	
	B2	
	B3	Not Prime
	Caa1	
	Caa2	
	Caa3	
	Ca	
	C

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B” Proxy Voting Policy

Hodges Capital Management

PROXY VOTING PROCEDURES

A.	Responsibility of Advisor to Vote Proxies - Advisor’s Proxy Voting Policies and Principles

Advisor’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Advisor’s organization, including portfolio management, legal counsel, and Advisor’s officers. The Board of Directors of Advisor will approve the proxy voting policies and procedures annually.

B.	How Advisor Votes Proxies - Fiduciary Considerations

Advisor does not consider recommendations from any other third party to be determinative of Advisor’s ultimate decision. As a matter of policy, the officers, directors and employees of Advisor will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

C.	Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. In situations where Advisor perceives a material conflict of interest, Advisor will disclose the conflict to the relevant Advisory Clients. In these cases, the Advisor will defer to the voting recommendation of an independent third party provider of proxy services, send the proxy directly to the relevant Advisory Clients for a voting decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

D.	Weight Given Management Recommendations

One of the primary factors Advisor considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor which Advisor considers in determining how proxies should be voted. However, Advisor does not consider recommendations from management to be determinative of Advisor’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Advisor will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

E.	General Proxy Voting Guidelines

Advisor has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Advisor anticipate all future situations. Corporate governance issues are diverse and continually evolving and Advisor devotes significant time and resources to monitor these changes.

The following guidelines reflect what Advisor believes to be good corporate governance and behavior:

1.	Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Advisor supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Advisor will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. While generally in favor of separating Chairman and CEO positions, Advisor will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance.

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2.	Ratification of Auditors. In light of several high profile accounting scandals, Advisor will closely scrutinize the role and performance of auditors. On a case-by-case basis, Advisor will examine proposals relating to non-audit relationships and non-audit fees. Advisor will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.	Management & Director Compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Advisor evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Advisor will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

4.	Anti-Takeover Mechanisms and Related Issues. Advisor generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Advisor conducts an independent review of each anti-takeover proposal.

5.	Changes to Capital Structure. Advisor realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Advisor will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Advisor will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Advisor will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Advisor will review proposals seeking preemptive rights on a case-by-case basis.

6.	Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Advisor will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

7.	Social and Corporate Policy Issues. As a fiduciary, Advisor is primarily concerned about the financial interests of its Advisory Clients. Advisor will generally give management discretion with regard to social, environmental and ethical issues although Advisor may vote in favor of those issues that are believed to have significant economic benefits or implications.

F.	Proxy Procedures

The Advisor is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Company understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Company will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Company cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Advisor may refrain from processing that vote. Additionally, the Advisor may not be given enough time to process the vote. For example, the Advisor may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Company has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Company may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Company ultimately may decide not to vote those shares.

The following describes the standard procedures that are to be followed with respect to carrying out Company’s proxy policy:

1.	The Advisor will identify all Company Clients, maintain a list of those clients, and indicate those Company Clients who have delegated proxy voting authority to the Company. The Advisor will periodically review and update this list.

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2.	In determining how to vote, the relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, and any readily available information and research about the company.

3.	The Advisor is responsible for maintaining the documentation that supports Company’s voting position. Such documentation will include, but is not limited to, any information provided by proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Company Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Advisor may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

4.	The Advisor will prepare reports for each client that has requested a record of votes cast. The report will specify the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Advisor will send one copy to the client, will retain a copy in the client’s file and will forward a copy to the appropriate portfolio manager.

5.	The Advisor will ensure that all required disclosure about proxy voting of the investment Advisory clients is made in such clients’ disclosure documents.

6.	Periodically, the Advisor will verify that:

■	All annual proxies for the securities held by Company Clients have been received;

■	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

■	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with the SEC related to proxy voting.

G.	Recordkeeping.

The Advisor is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information.

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